                                 [METLIFE LOGO]



                                [SNOOPY GRAPHIC]




                                 FIRST QUARTER
                                   FINANCIAL
                                   SUPPLEMENT

                                 March 31, 2003

                                                                  [METLIFE LOGO]

TABLE OF CONTENTS

HIGHLIGHTS
   CORPORATE OVERVIEW                                                                                  2

METLIFE, INC.
   CONSOLIDATED BALANCE SHEETS                                                                         3
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AND TOTAL COMPANY HEADCOUNT                           4
   CONSOLIDATING BALANCE SHEET                                                                         5
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                       6

INSURANCE OPERATIONS
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                       8
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                       9

   INSTITUTIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL                                                11
      PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT AND ADDITIONAL STATISTICAL INFORMATION             12
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                                                 13
      INSURANCE EXPENSES RATIO AND OTHER EXPENSES BY MAJOR CATEGORY                                   14
      SPREADS BY PRODUCT                                                                              15

   INDIVIDUAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL                                                16
      PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER AND MUTUAL FUND SALES                         18
      ADDITIONAL STATISTICAL INFORMATION                                                              19
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                                                 20
      INSURANCE EXPENSES RATIO AND OTHER EXPENSES BY MAJOR CATEGORY                                   21
      SPREADS BY PRODUCT                                                                              22

   AUTO & HOME
      STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL                                                23
      WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA            24

   INTERNATIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                25

REINSURANCE OPERATIONS
   STATEMENTS OF OPERATING EARNINGS, PRE-TAX AND PRE-MINORITY INTEREST
      OPERATING EARNINGS BY REGION AND RESERVES BY REGION                                             26

ASSET MANAGEMENT
   STATEMENTS OF OPERATING EARNINGS, CHANGE IN ASSETS UNDER MANAGEMENT AND
      COMPOSITION OF ASSETS UNDER MANAGEMENT                                                          27

CORPORATE, OTHER & ELIMINATIONS
   STATEMENTS OF OPERATING EARNINGS                                                                   28

METLIFE, INC.
   INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS                                         29
   FIXED MATURITIES AND EQUITY SECURITIES GROSS UNREALIZED LOSS AGING SCHEDULE                        31
   SUMMARY OF FIXED MATURITIES BY SECTOR AND BY QUALITY DISTRIBUTION, AND
      SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE                                32
   SUMMARY OF REAL ESTATE, SUMMARY OF MORTGAGES AND DISTRIBUTION OF
      ASSETS UNDER MANAGEMENT                                                                         33

OTHER INFORMATION
   COMPANY RATINGS                                                                                    34
   CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL VS. ECONOMIC CAPITAL 2002 THROUGH 2000              35

NOTE:

THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES A FINANCIAL MEASURE, OPERATING EARNINGS, THAT IS NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). OPERATING EARNINGS IS DEFINED AS GAAP NET INCOME EXCLUDING AFTER-TAX NET INVESTMENT GAINS AND LOSSES, AND THE IMPACT FROM THE CUMULATIVE EFFECT OF ACCOUNTING CHANGES. METLIFE USES OPERATING EARNINGS IN ANALYZING ITS PERFORMANCE; IT BELIEVES THAT THIS MEASURE ENHANCES THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING THE EFFECT OF INVESTMENT GAINS AND LOSSES WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD, THEREBY HIGHLIGHTING THE RESULTS OF OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. A RECONCILIATION OF OPERATING EARNINGS TO NET INCOME, THE MOST DIRECTLY COMPARABLE GAAP MEASURE, IS INCLUDED THROUGHOUT THE QFS.

                                                                 [METLIFE LOGO]

CORPORATE OVERVIEW

Unaudited (Dollars in millions, except per share data)

                                                                                 For the Three Months Ended
                                                            ----------------------------------------------------------------------
                                                              March 31,     December 31,   September 30,     June 30,      March 31,
                                                                2003            2002            2002           2002          2002
                                                            ----------------------------------------------------------------------
Net income (1)                                                 $  362         $  561          $  328         $  387        $  329
     Net investment gains (losses)                               (170)           310            (286)          (266)         (105)
     Minority interest - net investment gains (losses)              4              2              (1)             4             1
     Adjustments to net investment gains (losses) (2)              38             43              16             73            13
     Net investment gains (losses) tax benefit (provision)         44           (132)            102             72            15
                                                            ----------------------------------------------------------------------
After-tax net investment gains (losses)                           (84)           223            (169)          (117)          (76)
Cumulative effect of accounting change for SFAS 142                 0              0              (5)             0             5
                                                            ----------------------------------------------------------------------
Operating earnings                                             $  446         $  338  (3)     $  502         $  504 (4)    $  400(5)
                                                            ======================================================================

Net income per share - diluted                                 $ 0.47  (6)    $ 0.78          $ 0.45         $ 0.53        $ 0.44
Operating earnings per share - diluted                         $ 0.62         $ 0.47          $ 0.69         $ 0.69        $ 0.54
Weighted average common shares outstanding - diluted            722.4          720.9           722.7          733.9         739.5

Book value per common share - diluted                          $24.97         $24.12          $23.63         $22.00        $20.72
Book value per common share, excluding other
     accumulated comprehensive income - diluted                $21.77         $21.33          $20.70         $20.00        $19.58

                                                                              At or for the Three Months Ended
                                                            ----------------------------------------------------------------------
                                                              March 31,     December 31,   September 30,     June 30,    March 31,
                                                                2003           2002            2002            2002        2002
                                                            ----------------------------------------------------------------------
Shares outstanding, beginning of period                         700.3          700.3           701.9          707.8         715.5
Treasury stock                                                    0.1            0.0            (1.6)          (5.9)         (7.7)
                                                            ----------------------------------------------------------------------
Shares outstanding, end of period                               700.4          700.3           700.3          701.9         707.8



Weighted average common shares outstanding- basic               700.3          700.3           701.5          704.7         712.1
Dilutive effect of convertible securities                        22.1           20.6            21.2           28.3          27.1
Dilutive effect of stock options                                  0.0            0.0             0.0            0.9           0.3
                                                            ----------------------------------------------------------------------
Weighted average common shares outstanding - diluted            722.4          720.9           722.7          733.9         739.5
                                                            ======================================================================



Policyholder Trust Shares                                       386.4          390.0           400.6          403.2         409.4


SUPPLEMENTAL DATA

Adjusted long-term debt to total capital excluding other
     accumulated comprehensive income (7)                       23.7%          19.2%           15.4%          15.4%         15.5%

(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards No. 144 Accounting for the Impairment or Disposal of Long-Lived Assets.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(3) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax ($0.23 per diluted share) charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax ($0.03 per diluted share) reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax ($0.02 per diluted share) reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(4) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax ($0.04 per diluted share) reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(5) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax ($0.07 per diluted share) charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(6) Accounting standards require gains or losses resulting from the redemption of a subsidiary's redeemable preferred stock be excluded from the income statement. Rather, such gains or losses are recorded in capital in excess of par value on the balance sheet. However, such gains or losses are included in the calculation of net income per share. During the first quarter of 2003, net income per share includes a $21 million after-tax ($0.03 per diluted share) charge associated with the Company's redemption of MetLife Capital Trust's mandatorily redeemable capital securities.

(7) Adjusted long-term debt at March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, consists of $4,919 million, $3,899 million, $2,911 million, $2,903 million and $2,898 million, of long-term debt, respectively, and $49 million, $47 million, $52 million, $0 million and $0 million, of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term debt and company obligated mandatorily redeemable capital securities.

                                                                 [METLIFE LOGO]

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                      As of
                                                  ------------------------------------------------------------------------------
                                                      March 31,      December 31,    September 30,    June 30,         March 31,
Unaudited (Dollars in millions)                          2003            2002            2002           2002             2002
-------------------------------------------------------------------------------------------------------------------------------
ASSETS (1)
INVESTMENTS
-----------
    Fixed maturities available-for-sale,
      at fair value                                    $144,610        $140,553        $133,163       $124,067         $118,477
    Equity securities, at fair value                      1,205           1,348           1,955          1,661            1,494
    Mortgage loans on real estate                        25,046          25,086          23,885         23,733           23,684
    Real estate and real estate joint ventures            4,569           4,725           5,663          5,963            5,862
    Policy loans                                          8,615           8,580           8,366          8,316            8,310
    Other limited partnership interests                   2,299           2,395           1,747          1,785            1,817
    Short-term investments                                3,188           1,921           2,658          2,233            2,410
    Other invested assets                                 3,948           3,727           3,214          3,271            3,512
                                                  ------------------------------------------------------------------------------
                                                        193,480         188,335         180,651        171,029          165,566

Cash and cash equivalents                                 4,938           2,323           3,647          3,563            4,024
Accrued investment income                                 2,179           2,088           2,224          2,215            2,186
Premiums and other receivables                            7,968           7,669           8,278          8,223            8,162
Deferred policy acquisition costs                        11,889          11,727          11,553         11,774           11,436
Goodwill and other intangible assets                        745             753             792            807              648
Other                                                     5,039           4,797           4,853          4,389            4,200
Separate account assets                                  60,620          59,693          56,049         59,283           62,538
                                                 ------------------------------------------------------------------------------
                                                       $286,858        $277,385        $268,047       $261,283         $258,760
                                                  ==============================================================================

LIABILITIES AND EQUITY (1)
LIABILITIES
-----------
Future policy benefits                                 $ 92,744        $ 91,697        $ 89,734       $ 88,200         $ 86,020
Policyholder account balances                            69,060          66,830          65,011         63,005           60,236
Short-term debt                                           2,441           1,161             878             52              546
Long-term debt                                            5,481           4,425           3,428          3,436            3,434
Payables under securities loaned transactions            19,566          17,862          16,251         13,486           13,665
Other                                                    18,630          17,067          18,356         16,417           15,743
Separate account liabilities                             60,620          59,693          56,049         59,283           62,538
                                                  ------------------------------------------------------------------------------
                                                        268,542         258,735         249,707        243,879          242,182
                                                  ------------------------------------------------------------------------------

Company-obligated mandatorily redeemable
    capital securities                                      277           1,265           1,263          1,260            1,258
                                                  ------------------------------------------------------------------------------

EQUITY
------
Common stock, at par value                                    8               8               8              8                8
Capital in excess of par value                           14,952          14,968          14,967         14,967           14,966
Retained earnings                                         3,169           2,807           2,393          2,065            1,678
Treasury stock                                           (2,402)         (2,405)         (2,405)        (2,365)          (2,174)
Accumulated other comprehensive income                    2,312           2,007           2,114          1,469              842
                                                  ------------------------------------------------------------------------------
                                                         18,039          17,385          17,077         16,144           15,320
                                                  ------------------------------------------------------------------------------

                                                       $286,858        $277,385        $268,047       $261,283         $258,760
                                                  ==============================================================================

(1) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

                                                                 [METLIFE LOGO]

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS
AND TOTAL COMPANY HEADCOUNT

                                                                                For the Three Months Ended
                                                        -------------------------------------------------------------------------
                                                            March 31,      December 31,   September 30,   June 30,      March 31,
Unaudited (Dollars in millions)                               2003             2002           2002          2002           2002
---------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                     $4,838           $5,228         $4,676        $4,701         $4,481
Universal life and investment-type product policy fees          566              581            587           514            457
Investment income, net                                        2,899            2,964          2,839         2,861          2,789
Other revenues                                                  298              301            320           389            367
                                                        -------------------------------------------------------------------------
                                                              8,601            9,074          8,422         8,465          8,094
                                                        -------------------------------------------------------------------------
EXPENSES (1)
Policyholder benefits and dividends                           5,456            5,737          5,243         5,370          5,115
Interest credited to policyholder account balances              747              773            736           727            714
Interest expense                                                116               98             95            93             94
Other expenses                                                1,637            1,987          1,611         1,529          1,560
                                                        -------------------------------------------------------------------------
                                                              7,956            8,595          7,685         7,719          7,483
                                                        -------------------------------------------------------------------------
Operating earnings before provision for income taxes            645              479            737           746            611
Provision for income taxes                                      199              141            235           242            211
                                                        -------------------------------------------------------------------------
OPERATING EARNINGS                                           $  446           $  338 (2)     $  502        $  504 (3)     $  400 (4)
                                                        -------------------------------------------------------------------------
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                           $  446           $  338         $  502        $  504         $  400
      Net investment gains (losses)                            (170)             310           (286)         (266)          (105)
      Minority interest - net investment gains (losses)           4                2             (1)            4              1
      Adjustments to net investment gains (losses) (5)           38               43             16            73             13
      Net investment gains (losses) tax benefit
        (provision)                                              44             (132)           102            72             15
                                                        -------------------------------------------------------------------------
After-tax net investment gains (losses)                         (84)             223           (169)         (117)           (76)
Cumulative effect of accounting change for SFAS 142               0                0             (5)            0              5
                                                        -------------------------------------------------------------------------
Net income                                                   $  362           $  561         $  328        $  387         $  329
                                                        =========================================================================

                                                                                          As of
                                                        --------------------------------------------------------------------------
                                                            March 31,      December 31,  September 30,    June 30,       March 31,
                                                              2003             2002           2002          2002            2002
                                                        --------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT

DOMESTIC
      SALES
        Individual (6)                                       10,409           10,909         10,968        11,015          10,785
        Institutional                                           735              720            731           687             672
        Auto & Home                                             492              480            450           458             456
        Asset Management                                         72               68             72            95              99
                                                        --------------------------------------------------------------------------
        Total domestic sales                                 11,708           12,177         12,221        12,255          12,012

      OTHER THAN SALES
        Individual                                            2,927            2,968          3,007         3,047           3,021
        Institutional                                         5,631            5,488          5,502         5,519           5,569
        Auto & Home                                           3,513            3,523          3,476         3,495           3,557
        Reinsurance                                             630              622            621           606             599
        Asset Management                                        516              521            570           630             648
        Operations                                            3,920            3,849          3,856         3,962           4,081
        Technology                                            3,506            3,688          3,728         3,709           3,725
        Corporate                                             3,255            3,289          3,362         3,391           3,400
                                                        --------------------------------------------------------------------------
        Total domestic other than sales                      23,898           23,948         24,122        24,359          24,600
                                                        --------------------------------------------------------------------------
      TOTAL DOMESTIC HEADCOUNT                               35,606           36,125         36,343        36,614          36,612
                                                        --------------------------------------------------------------------------

INTERNATIONAL
      Sales
        Professional sales                                    1,146            1,146            732           732             732
        Other                                                 7,894            8,337          8,153         8,289           5,628
      Other than sales                                        2,761            2,904          2,903         3,069           2,250
                                                        --------------------------------------------------------------------------
      TOTAL INTERNATIONAL HEADCOUNT                          11,801           12,387         11,788        12,090           8,610

                                                        --------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT                                      47,407           48,512         48,131        48,704          45,222
                                                        ==========================================================================

(1) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

(2) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(3) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(4) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(5) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(6) Individual sales headcount has been restated for all prior periods based on the December 2002 increase in minimum annual production requirements for General American agents.

                                                                 [METLIFE LOGO]

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2003

                                                                                                                         Corporate,
                                                                       Insurance        Reinsurance        Asset          Other &
Unaudited (Dollars in millions)                     Consolidated       Operations        Operations      Management     Eliminations
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                                     $193,480          $176,637          $ 7,429         $  156          $ 9,258
Deferred policy acquisition costs                       11,889            10,311            1,577              0                1
Goodwill and other intangible assets                       745               623               99             18                5
Other                                                   20,124            15,170            1,389            112            3,453
Separate account assets                                 60,620            60,626               11              0              (17)
                                               -----------------------------------------------------------------------------------
                                                      $286,858          $263,367          $10,505         $  286          $12,700
                                               ===================================================================================
LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits                                $ 92,744          $ 91,170          $ 2,987         $    0         ($ 1,413)
Policyholder account balances                           69,060            65,668            3,896              0             (504)
Debt                                                     7,922             1,068              344              0            6,510
Payables under securities loaned transactions           19,566            16,318                0              0            3,248
Other                                                   18,630            12,516            2,409             58            3,647
Separate account liabilities                            60,620            60,626               11              0              (17)
                                               -----------------------------------------------------------------------------------
                                                       268,542           247,366            9,647             58           11,471

Company-obligated mandatorily redeemable
  capital securities                                       277                 0              158              0              119
                                               -----------------------------------------------------------------------------------
EQUITY
------
Common stock, at par value                                   8                 0                0              0                8
Allocated equity (1)                                    18,121            14,017              615            226            3,263
Treasury stock                                          (2,402)                0                0              0           (2,402)
Accumulated other comprehensive income                   2,312             1,984               85              2              241
                                               -----------------------------------------------------------------------------------
                                                        18,039            16,001              700            228            1,110
                                               -----------------------------------------------------------------------------------

                                                      $286,858          $263,367          $10,505         $  286          $12,700
                                               ===================================================================================

(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                 [METLIFE LOGO]

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                                                                                                         Corporate,
                                                                            Insurance      Reinsurance      Asset         Other &
Unaudited (Dollars in millions)                               Consolidated  Operations      Operations    Management    Eliminations
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                         $4,838       $4,290         $  552          $ 0            ($ 4)
Universal life and investment-type product policy fees              566          566              0            0               0
Investment income, net                                            2,899        2,704            110           16              69
Other revenues                                                      298          245             12           29              12
                                                             --------------------------------------------------------------------
                                                                  8,601        7,805            674           45              77
                                                             --------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                               5,456        5,021            433            0               2
Interest credited to policyholder account balances                  747          704             43            0               0
Other expenses                                                    1,753        1,424            168           43             118
                                                             --------------------------------------------------------------------
                                                                  7,956        7,149            644           43             120
                                                             --------------------------------------------------------------------
Operating earnings (loss) before provision (benefit) for
  income taxes                                                      645          656             30            2             (43)
Provision (benefit) for income taxes                                199          219             10            1             (31)
                                                             --------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                        $  446       $  437         $   20          $ 1            ($12)
                                                             --------------------------------------------------------------------

NET INCOME (LOSS) RECONCILIATION
--------------------------------

Operating earnings (loss)                                        $  446       $  437         $   20          $ 1            ($12)
      Net investment gains (losses)                                (170)        (141)            (4)           8             (33)
      Minority interest - net investment gains (losses)               4            0              4            0               0
      Adjustments to net investment gains (losses) (1)               38           38              0            0               0
      Net investment gains (losses) tax benefit (provision)          44           37              0           (3)             10
                                                             --------------------------------------------------------------------
After-tax net investment gains (losses)                             (84)         (66)             0            5             (23)
                                                             --------------------------------------------------------------------
Net income (loss)                                                $  362       $  371         $   20          $ 6            ($35)
                                                             ====================================================================

(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                 [METLIFE LOGO]

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                                                                                      Corporate,
                                                                           Insurance     Reinsurance      Asset          Other
Unaudited (Dollars in millions)                             Consolidated   Operations     Operations    Management   & Eliminations
------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $4,481        $4,010         $475          $ 0           ($ 4)
Universal life and investment-type product policy fees             457           458            0            0             (1)
Investment income, net                                           2,789         2,636           99           14             40
Other revenues                                                     367           310            8           40              9
                                                            ------------------------------------------------------------------
                                                                 8,094         7,414          582           54             44
                                                            ------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                              5,115         4,716          400            0             (1)
Interest credited to policyholder account balances                 714           679           34            0              1
Other expenses                                                   1,654         1,320          114           52            168
                                                            ------------------------------------------------------------------
                                                                 7,483         6,715          548           52            168
                                                            ------------------------------------------------------------------
Operating earnings (loss) before provision (benefit) for
  income taxes                                                     611           699           34            2           (124)
Provision (benefit) for income taxes                               211           246           12            1            (48)
                                                            ------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                       $  400  (1)   $  453         $ 22          $ 1           ($76) (1)
                                                            ------------------------------------------------------------------

NET INCOME (LOSS) RECONCILIATION
--------------------------------

Operating earnings (loss)                                       $  400        $  453         $ 22          $ 1           ($76)
      Net investment gains (losses)                               (105)         (127)           2           (4)            24
      Minority interest - net investment gains (losses)              1             0            1            0              0
      Adjustments to net investment gains (losses) (2)              13            13            0            0              0
      Net investment gains (losses) tax benefit (provision)         15            26           (1)           2            (12)
                                                            ------------------------------------------------------------------
After-tax net investment gains (losses)                            (76)          (88)           2           (2)            12
Cumulative effect of accounting change for SFAS 142                  5             5            0            0              0
                                                            ------------------------------------------------------------------
Net income (loss)                                               $  329        $  370         $ 24         ($ 1)          ($64)
                                                            ==================================================================

(1) Consolidated operating earnings and Corporate, Other & Eliminations operating loss for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                 [METLIFE LOGO]

INSURANCE OPERATIONS
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                                    For the Three Months Ended
                                                             --------------------------------------------------------------------
                                                                March 31,     December 31,   September 30,    June 30,   March 31,
 Unaudited (Dollars in millions)                                  2003            2002           2002           2002        2002
---------------------------------------------------------------------------------------------------------------------------------
 REVENUES
 Premiums                                                           $4,290      $4,635          $4,222         $4,233      $4,010
 Universal life and investment-type product policy fees                566         581             587            513         458
 Investment income, net                                              2,704       2,802           2,752          2,724       2,636
 Other revenues                                                        245         225             262            270         310
                                                             --------------------------------------------------------------------
                                                                     7,805       8,243           7,823          7,740       7,414
                                                             --------------------------------------------------------------------
 EXPENSES
 Policyholder benefits and dividends                                 5,021       5,287           4,900          4,983       4,716
 Interest credited to policyholder account balances                    704         724             705            696         679
 Capitalization of deferred policy acquisition costs                  (476)       (480)           (473)          (434)       (417)
 Amortization of deferred policy acquisition costs                     344         379             393            308         284
 Other expenses                                                      1,556       1,543           1,462          1,442       1,453
                                                             --------------------------------------------------------------------
                                                                     7,149       7,453           6,987          6,995       6,715
                                                             --------------------------------------------------------------------
 Operating earnings before provision for income taxes                  656         790             836            745         699
 Provision for income taxes                                            219         268             288            261         246
                                                             --------------------------------------------------------------------
 OPERATING EARNINGS                                                 $  437      $  522(1)       $  548         $  484      $  453
                                                             --------------------------------------------------------------------


NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                  $  437      $  522          $  548         $  484      $  453
      Net investment gains (losses)                                   (141)        209            (246)          (282)       (127)
      Adjustments to net investment gains (losses) (2)                  38          39              16             73          13
      Net investment gains (losses) tax benefit (provision)             37         (98)             85             86          26
                                                             --------------------------------------------------------------------
After-tax net investment gains (losses)                                (66)        150            (145)          (123)        (88)
Cumulative effect of accounting change for SFAS 142                      0           0              (5)             0           5
                                                             --------------------------------------------------------------------
Net income                                                          $  371      $  672          $  398         $  361      $  370
                                                             ====================================================================

(1) Operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                 [METLIFE LOGO]

  INSURANCE OPERATIONS
  CONSOLIDATING STATEMENT OF OPERATING EARNINGS
  FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                                                 -------------------------------------------------------------------
                                                                  Insurance     Institutional   Individual   Auto &   International
  Unaudited (Dollars in millions)                                 Operations      Operations    Operations    Home      Operations
------------------------------------------------------------------------------------------------------------------------------------
  REVENUES
  Premiums                                                       $     4,290    $    2,142      $  1,041     $ 712    $     395
  Universal life and investment-type product policy fees                 566           155           360         0           51
  Investment income, net                                               2,704           979         1,563        39          123
  Other revenues                                                         245           142            86         9            8
                                                                 ---------------------------------------------------------------
                                                                       7,805         3,418         3,050       760          577
                                                                 ---------------------------------------------------------------

  EXPENSES

  Policyholder benefits and dividends                                  5,021         2,418         1,692       534          377
  Interest credited to policyholder account balances                     704           224           443         0           37
  Capitalization of deferred policy acquisition costs                   (476)          (38)         (260)     (112)         (66)
  Amortization of deferred policy acquisition costs                      344            20           175       115           34
  Other expenses                                                       1,556           454           753       196          153
                                                                 ---------------------------------------------------------------
                                                                       7,149         3,078         2,803       733          535
                                                                 ---------------------------------------------------------------

  Operating earnings before provision for income taxes                   656           340           247        27           42
  Provision for income taxes                                             219           121            87        (3)          14
                                                                 ---------------------------------------------------------------
  OPERATING EARNINGS                                             $       437    $      219      $    160     $  30    $      28
                                                                 ---------------------------------------------------------------


  NET INCOME RECONCILIATION
  -------------------------
  Operating earnings                                             $       437    $      219      $    160     $  30    $      28
     Net investment gains (losses)                                      (141)          (70)          (67)       (4)           0
     Adjustments to net investment gains (losses) (1)                     38             0            38         0            0
     Net investment gains (losses) tax benefit (provision)                37            26            10         1            0
                                                                 ---------------------------------------------------------------
  After-tax net investment gains (losses)                                (66)          (44)          (19)       (3)           0
                                                                 ---------------------------------------------------------------
  Net income                                                     $       371    $      175      $    141     $  27    $      28
                                                                 ===============================================================


(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                 [METLIFE LOGO]

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                         ------------------------------------------------------------------------
                                                          Insurance    Institutional     Individual     Auto &      International
Unaudited (Dollars in millions)                           Operations     Operations      Operations      Home        Operations
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                 $  4,010       $  1,860         $  1,083       $  692          $  375
Universal life and investment-type product policy fees        458            152              299            0               7
Investment income, net                                      2,636            985            1,531           45              75
Other revenues                                                310            172              128            7               3
                                                         ------------------------------------------------------------------------
                                                            7,414          3,169            3,041          744             460
                                                         ------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         4,716          2,191            1,692          495             338
Interest credited to policyholder account balances            679            228              442            0               9
Capitalization of deferred policy acquisition costs          (417)           (35)            (244)         (98)            (40)
Amortization of deferred policy acquisition costs             284             16              137          104              27
Other expenses                                              1,453            404              741          202             106
                                                         ------------------------------------------------------------------------
                                                            6,715          2,804            2,768          703             440
                                                         ------------------------------------------------------------------------

Operating earnings before provision for income taxes          699            365              273           41              20
Provision for income taxes                                    246            130               99           11               6
                                                         ------------------------------------------------------------------------
OPERATING EARNINGS                                       $    453       $    235         $    174       $   30          $   14
                                                         ------------------------------------------------------------------------


NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings                                       $    453       $    235         $    174       $   30          $   14
    Net investment gains (losses)                            (127)           (81)             (10)         (14)            (22)
    Adjustments to net investment gains
     (losses) (1)                                              13              0               13            0               0
    Net investment gains (losses) tax benefit
     (provision)                                               26             23               (1)           5              (1)
                                                         ------------------------------------------------------------------------
After-tax net investment gains (losses)                       (88)           (58)               2           (9)            (23)
Cumulative effect of accounting change for SFAS 142             5              0                0            0               5
                                                         ------------------------------------------------------------------------
Net income (loss)                                        $    370       $    177         $    176       $   21          $   (4)
                                                         ========================================================================

(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                 [METLIFE LOGO]

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                  For the Three Months Ended
                                                          --------------------------------------------------------------------------
                                                              March 31,      December 31,    September 30,    June 30,    March 31,
Group Life                                                     2003              2002            2002           2002        2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $  1,169         $  1,175         $  1,145      $  1,095      $ 1,084
Universal life and investment-type product policy fees            155              147              148           168          152
Investment income, net                                            242              246              245           241          242
Other revenues                                                     16                7               13            10           14
                                                          -------------------------------------------------------------------------
                                                                1,582            1,575            1,551         1,514        1,492
                                                          -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                             1,234            1,208            1,201         1,171        1,178
Interest credited to policyholder account balances                106              110              107           106          102
Other expenses                                                    121              128              111           121          105
                                                          -------------------------------------------------------------------------
                                                                1,461            1,446            1,419         1,398        1,385
                                                          -------------------------------------------------------------------------

Operating earnings before provision for income taxes              121              129              132           116          107
Provision for income taxes                                         43               47               48            42           39
                                                          -------------------------------------------------------------------------
OPERATING EARNINGS                                           $     78         $     82         $     84      $     74      $    68
                                                          =========================================================================
After-tax net investment losses                             ($     13)       ($     15)       ($     52)    ($     50)    ($    22)

                                                                                 For the Three Months Ended
                                                          -------------------------------------------------------------------------
                                                              March 31,     December 31,   September 30,     June 30,      March 31,
Retirement & Savings                                             2003           2002           2002            2002          2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $    174       $    257         $   200         $   388        $  98
Universal life and investment-type product policy fees              0              0               0               0            0
Investment income, net                                            642            674             641             673          655
Other revenues                                                     45             46              55              62           70
                                                          -------------------------------------------------------------------------
                                                                  861            977             896           1,123          823
                                                          -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                               531            627             547             723          443
Interest credited to policyholder account balances                118            126             129             126          126
Other expenses                                                     86             41              63              68           81
                                                          -------------------------------------------------------------------------
                                                                  735            794             739             917          650
                                                          -------------------------------------------------------------------------

Operating earnings before provision for income taxes              126            183             157             206          173
Provision for income taxes                                         44             63              54              71           59
                                                          -------------------------------------------------------------------------
OPERATING EARNINGS                                           $     82       $    120(1)      $   103         $   135      $   114
                                                          =========================================================================

After-tax net investment gains (losses)                     ($     25)      $     52        ($   69)         $    10     ($   44)

                                                                                For the Three Months Ended
                                                          -------------------------------------------------------------------------
                                                              March 31,     December 31,   September 30,    June 30,    March 31,
Non-Medical Health & Other                                      2003           2002            2002           2002        2002
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                      $   799       $    750         $   705        $    679       $  678
Universal life and investment-type product policy fees              0              0               0               0            0
Investment income, net                                             95             85              84              89           88
Other revenues                                                     81             74              86              84           88
                                                           ------------------------------------------------------------------------
                                                                  975            909             875             852          854
                                                          -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                               653            593             612             581          570
Interest credited to policyholder account balances                  0              0               0               0            0
Other expenses                                                    229            220             189             205          199
                                                          -------------------------------------------------------------------------
                                                                  882            813             801             786          769
                                                          -------------------------------------------------------------------------

Operating earnings before provision for income taxes               93             96              74              66            85
Provision for income taxes                                         34             36              27              25           32
                                                          -------------------------------------------------------------------------
OPERATING EARNINGS                                            $    59       $     60(1)      $    47       $      41       $   53
                                                          =========================================================================
After-tax net investment gains (losses)                      ($     6)     ($     12)       ($     8)     ($      20)      $    8


(1) Operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax benefit in Retirement & Savings for the reduction of a previously established liability associated with the 2001 business realignment initiatives, as well as a $17 million after-tax benefit in Non-Medical Health & Other for the reduction of a previously established disability insurance liability associated with the September 11, 2001 tragedies.

                                                                 [METLIFE LOGO]


INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                                       For the Three Months Ended
                                                             ---------------------------------------------------------------------
                                                              March 31,    December 31,  September 30,      June 30,     March 31,
Unaudited (Dollars in millions)                                  2003          2002           2002            2002         2002
----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
Group Life                                                   $  1,340        $ 1,329      $  1,306        $  1,273      $  1,250
Retirement & Savings                                              219            303           255             450           168
Non-Medical Health & Other                                        880            824           791             763           766
                                                             ---------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                      $  2,439        $ 2,456      $  2,352        $  2,486      $  2,184
                                                             =====================================================================

Group Disability (Included in Non-Medical Health & Other)    $    241        $   236      $    210        $    212      $    198

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
  Term Life                                                      93.2%          92.4%         93.3%           94.4%         94.5%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
  Group Disability (1)                                           96.5%          97.7%         97.5%           99.5%         97.2%

(1) Group Disability incurred loss ratio excludes the impact associated with the fourth quarter 2002 reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies. Including the impact of the reduction in the liability, the incurred loss ratio was 88.7%.

                                                                 [METLIFE LOGO]


INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                        For the Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                               March 31,         December 31,      September 30,       June 30,          March 31,
     Group Life                                  2003                2002              2002              2002               2002
     -----------------------------------------------------------------------------------------------------------------------------
     Balance, beginning of period               $13,756            $13,269            $13,004           $12,800           $12,475
     Premiums and deposits                        2,877              2,673              2,251             2,536             2,018
     Interest on reserves                           136                139                137               135               134
     Surrenders and withdrawals                  (1,426)              (909)              (760)             (978)             (456)
     Benefit payments                            (1,223)              (950)            (1,198)           (1,165)           (1,175)
     Other                                         (127)              (466)              (165)             (324)             (196)
                                       -------------------------------------------------------------------------------------------
     Balance, end of period                     $13,993            $13,756            $13,269           $13,004           $12,800
                                       ===========================================================================================



                                                                        For the Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                               March 31,         December 31,       September 30,       June 30,          March 31,
     Retirement & Savings                        2003               2002                2002             2002               2002
     -----------------------------------------------------------------------------------------------------------------------------
     Balance, beginning of period               $35,548            $35,553            $34,618           $33,313           $33,502
     Premiums and deposits                        1,060              1,387              1,907             2,281             1,465
     Interest on reserves                           518                525                526               522               523
     Surrenders and withdrawals                    (602)            (1,943)            (1,598)             (996)           (1,331)
     Benefit payments                              (465)              (540)              (486)             (439)             (422)
     Other                                          147                566                586               (63)             (424)
                                       -------------------------------------------------------------------------------------------
     Balance, end of period                     $36,206            $35,548            $35,553           $34,618           $33,313
                                       ===========================================================================================



                                                              For the Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                                March 31,        December 31,       September 30,        June 30,         March 31,
     Non-Medical Health & Other                   2003               2002               2002              2002              2002
     -----------------------------------------------------------------------------------------------------------------------------
     Balance, beginning of period               $ 4,396            $ 4,349            $ 4,286           $ 4,227           $ 4,169
     Premiums and deposits                          736                699                662               645               638
     Interest on reserves                            55                 58                 57                56                56
     Surrenders and withdrawals                      12                 18                 22                 9                18
     Benefit payments                              (609)              (558)              (589)             (562)             (553)
     Other                                         (107)              (170)               (89)              (89)             (101)
                                       -------------------------------------------------------------------------------------------
     Balance, end of period                     $ 4,483            $ 4,396            $ 4,349           $ 4,286           $ 4,227
                                       ===========================================================================================


SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                        For the Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                               March 31,         December 31,       September 30,       June 30,         March 31,
     Group Life                                  2003                2002               2002              2002              2002
     -----------------------------------------------------------------------------------------------------------------------------
     Balance, beginning of period               $ 6,011            $ 5,529            $ 5,770           $ 5,860           $ 5,551
     Premiums and deposits                          299              1,033                248               363               785
     Investment performance                         175                270               (291)             (278)              105
     Surrenders and withdrawals                    (109)              (821)              (198)             (175)             (581)
                                       -------------------------------------------------------------------------------------------
     Balance, end of period                     $ 6,376            $ 6,011            $ 5,529           $ 5,770           $ 5,860
                                       ===========================================================================================



                                                                        For the Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                              March 31,         December 31,       September 30,        June 30,          March 31,
     Retirement & Savings                        2003               2002               2002              2002               2002
     -----------------------------------------------------------------------------------------------------------------------------
     Balance, beginning of period               $24,775            $23,593            $23,050           $23,804           $24,667
     Premiums and deposits                          752              1,087                996               547               760
     Investment performance                         393                884                316              (232)               38
     Surrenders and withdrawals                    (793)              (772)              (753)           (1,047)           (1,639)
     Policy charges                                 (22)               (17)               (16)              (22)              (22)
                                       -------------------------------------------------------------------------------------------
     Balance, end of period                     $25,105            $24,775            $23,593           $23,050           $23,804
                                       ===========================================================================================



                                                          For the Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                              March 31,         December 31,       September 30,        June 30,          March 31,
     Non-Medical Health & Other                  2003               2002               2002              2002               2002
     -----------------------------------------------------------------------------------------------------------------------------
     Balance, beginning of period               $ 1,150            $ 1,086            $ 1,042           $ 1,015           $   962
     Premiums and deposits                           63                 51                 43                35                39
     Investment performance                          47                 38                 26                11                39
     Surrenders and withdrawals                     (12)               (18)               (22)               (9)              (18)
     Policy charges                                  (7)                (7)                (3)              (10)               (7)
                                       -------------------------------------------------------------------------------------------
     Balance, end of period                     $ 1,241            $ 1,150            $ 1,086           $ 1,042           $ 1,015
                                       ===========================================================================================

                                                                 [METLIFE LOGO]


INSTITUTIONAL OPERATIONS
INSURANCE EXPENSES RATIO
AND OTHER EXPENSES BY MAJOR CATEGORY

                                                                           For the Three Months Ended
                                                   --------------------------------------------------------------------------------
                                                    March 31,      December 31,      September 30,      June 30,          March 31,
Unaudited (Dollars in millions)                       2003             2002              2002             2002              2002
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES TO PREMIUMS, FEES
  AND OTHER REVENUES RATIO

Insurance Expenses                                     $  382          $  371             $  322           $  355           $  347
                                                   ================================================================================

Premiums, Fees and Other Revenues                      $2,439          $2,456             $2,352           $2,486           $2,184
                                                   ================================================================================

RATIO                                                   15.7%           15.1%              13.7%            14.3%            15.9%







OTHER EXPENSES BY MAJOR CATEGORY

Direct and allocated expenses                          $  346          $  336             $  287           $  308           $  312
Premium taxes and other taxes, licenses and fees           36              35                 35               47               35
                                                   --------------------------------------------------------------------------------

Subtotal Insurance Expenses                            $  382          $  371             $  322           $  355           $  347

Commissions and other expenses                             54              48                 41               39               38
4th quarter 2001 charges                                    0             (30)                 0                0                0
                                                   --------------------------------------------------------------------------------

Total Other Expenses                                   $  436          $  389             $  363           $  394           $  385
                                                   ================================================================================

                                                                 [METLIFE LOGO]


INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED


                                                                           For the Three Months Ended
                                          ----------------------------------------------------------------------------------------
                                                 March 31,         December 31,      September 30,       June 30,         March 31,
   Group Life                                      2003               2002              2002              2002             2002
   -------------------------------------------------------------------------------------------------------------------------------
   ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)

   Investment income yield                           5.62%              5.98%             6.07%            6.05%            6.21%
   Average crediting rate                            3.87%              4.08%             4.16%            4.16%            4.33%
                                          ----------------------------------------------------------------------------------------
    Spread                                           1.75%              1.90%             1.91%            1.89%            1.88%
                                          ========================================================================================


                                                                           For the Three Months Ended
                                          ----------------------------------------------------------------------------------------
                                                  March 31,         December 31,      September 30,       June 30,        March 31,
   Retirement & Savings                             2003               2002              2002              2002            2002
   -------------------------------------------------------------------------------------------------------------------------------
   ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)

   Investment income yield                           7.22%              7.63%             7.33%            7.79%            7.80%
   Average crediting rate                            6.05%              6.12%             6.11%            6.21%            6.36%
                                          ----------------------------------------------------------------------------------------
    Spread                                           1.17%              1.51%             1.22%            1.58%            1.44%
                                          ========================================================================================


                                                                            For the Three Months Ended
                                          ----------------------------------------------------------------------------------------
                                                   March 31,         December 31,      September 30,       June 30,       March 31,
   Non-Medical Health & Other                        2003               2002              2002              2002            2002
   -------------------------------------------------------------------------------------------------------------------------------
   ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)

   Investment income yield                           7.27%              7.41%             7.54%            7.81%            8.00%
   Average crediting rate                            5.52%              5.86%             5.89%            5.87%            6.05%
                                          ----------------------------------------------------------------------------------------
    Spread                                           1.75%              1.55%             1.65%            1.94%            1.95%
                                          ========================================================================================

                                                                 [METLIFE LOGO]


INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                           ------------------------------------------------------------------------
                                                           March 31,      December 31,     September 30,     June 30,      March 31,
Traditional Life                                             2003             2002             2002            2002          2002
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES

Premiums                                                    $1,010           $1,197          $1,064          $1,049         $1,040
Universal life and investment-type product policy fees           0                0               0               0              0
Investment income, net                                         869              877             900             891            873
Other revenues                                                   0               (3)              4               4              6
                                                           -----------------------------------------------------------------------
                                                             1,879            2,071           1,968           1,944          1,919
                                                           -----------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                          1,529            1,710           1,569           1,576          1,539
Interest credited to policyholder account balances               0                0               0               0              0
Capitalization of deferred policy acquisition costs            (47)             (52)            (42)            (51)           (49)
Amortization of deferred policy acquisition costs               58               47              66              62             65
Other expenses                                                 221              223             175             205            210
                                                           ------------------------------------------------------------------------
                                                             1,761            1,928           1,768           1,792          1,765
                                                           ------------------------------------------------------------------------


Operating earnings before provision for income taxes           118              143             200             152            154
Provision for income taxes                                      42               51              73              55             56
                                                           ------------------------------------------------------------------------
OPERATING EARNINGS                                          $   76           $   92         $   127         $    97        $    98
                                                           ========================================================================


After-tax net investment gains                              $    6           $  178         $    39         $    27        $    27



                                                                                      For the Three Months Ended
                                                           -------------------------------------------------------------------------
                                                            March 31,        December 31,    September 30,     June 30,    March 31,
Variable & Universal Life                                     2003               2002            2002            2002        2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES

Premiums                                                    $    0            $     0        $     0         $     0        $     0
Universal life and investment-type product policy fees         255                265            267             230            196
Investment income, net                                         142                149            149             148            139
Other revenues                                                  (2)                 0              1               0              4
                                                           ------------------------------------------------------------------------
                                                               395                414            417             378            339
                                                           ------------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                             87                 66             51              60             71
Interest credited to policyholder account balances             117                119            120             115            115
Capitalization of deferred policy acquisition costs            (81)               (95)          (106)           (102)          (100)
Amortization of deferred policy acquisition costs               59                 85             95              54             22
Other expenses                                                 177                202            197             195            192
                                                           ------------------------------------------------------------------------
                                                               359                377            357             322            300
                                                           ------------------------------------------------------------------------


Operating earnings before provision for income taxes            36                 37             60              56             39
Provision for income taxes                                      13                 14             20              20             14
                                                           ------------------------------------------------------------------------
OPERATING EARNINGS                                          $   23            $    23        $    40         $    36        $    25
                                                           =========================================================================


After-tax net investment gains (losses)                    ($    5)          ($    22)       ($    1)       ($     3)       $     2


                                                                 [METLIFE LOGO]


INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)


                                                                                     For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                                March 31,     December 31,    September 30,  June 30,      March 31,
  Annuities                                                       2003           2002           2002          2002           2002
  ----------------------------------------------------------------------------------------------------------------------------------
  REVENUES

  Premiums                                                      $   24          $  44           $37          $  28            $  20
  Universal life and investment-type product policy fees            82             78            82             79               81
  Investment income, net                                           487            510           496            478              457
  Other revenues                                                     1              7             2              5                7
                                                             ----------------------------------------------------------------------
                                                                   594            639           617            590              565
                                                             ----------------------------------------------------------------------

  EXPENSES

  Policyholder benefits and dividends                               64            104            76             60               48
  Interest credited to policyholder account balances               296            312           290            309              297
  Capitalization of deferred policy acquisition costs             (131)          (124)         (113)          (103)             (93)
  Amortization of deferred policy acquisition costs                 55             46            80             58               47
  Other expenses                                                   234            228           216            188              204
                                                             ----------------------------------------------------------------------
                                                                   518            566           549            512              503
                                                             ----------------------------------------------------------------------


  Operating earnings before provision for income taxes              76             73            68             78               62
  Provision for income taxes                                        26             26            24             28               22
                                                             ----------------------------------------------------------------------
  OPERATING EARNINGS                                            $   50          $  47        $   44          $  50            $  40
                                                             ======================================================================


  After-tax net investment losses                              ($   15)        ($ 20)       ($   46)        ($  67)          ($  31)



                                                                                      For the Three Months Ended
                                                               --------------------------------------------------------------------
                                                               March 31,     December 31,    September 30,  June 30,       March 31,
  Other                                                           2003           2002           2002          2002           2002
  ----------------------------------------------------------------------------------------------------------------------------------
  REVENUES

  Premiums                                                      $    7          $   8        (  $21)         $  18            $  23
  Universal life and investment-type product policy fees            23             25            26             29               22
  Investment income, net                                            65             61            60             63               62
  Other revenues                                                    87             89            88             93              111
                                                               ---------------------------------------------------------------------
                                                                   182            183           153            203              218
                                                               ---------------------------------------------------------------------

  EXPENSES

  Policyholder benefits and dividends                               12             14           (15)            27               34
  Interest credited to policyholder account balances                30             30            27             29               30
  Capitalization of deferred policy acquisition costs               (1)            (2)           (1)            (2)              (2)
  Amortization of deferred policy acquisition costs                  3              5             6              3                3
  Other expenses                                                   121            116           110            126              135
                                                               ---------------------------------------------------------------------
                                                                   165            163           127            183              200
                                                               ---------------------------------------------------------------------


  Operating earnings before provision for income taxes              17             20            26             20               18
  Provision for income taxes                                         6              8            11              7                7
                                                               ---------------------------------------------------------------------
  OPERATING EARNINGS                                            $   11          $  12        $   15          $  13            $  11
                                                               =====================================================================

  After-tax net investment gains (losses)                      ($    5)        ($  10)      ($    8)        ($  13)           $   4


                                                                 [METLIFE LOGO]



INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER
AND MUTUAL FUND SALES


                                                                                        For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                   March 31,   December 31,   September 30,  June 30,      March 31,
  Unaudited (Dollars in millions)                                    2003          2002           2002         2002          2002
  ----------------------------------------------------------------------------------------------------------------------------------
  PREMIUMS AND DEPOSITS BY PRODUCT (1)

  TOTAL (2)
  Traditional Life
      1st Year (3)                                                  $   53        $   60        $   46        $   57        $   51
      Renewal                                                        1,000         1,291         1,069         1,075         1,002
  Variable & Universal Life
      Variable 1st Year excluding Single Premium COLI/BOLI (3)          91           108            97           115           112
      Universal 1st Year excluding Single Premium COLI/BOLI (3)         55            66            63            49            35
      Single Premium COLI/BOLI                                          13             1            50             0             2
      Renewal                                                          455           429           387           390           415
  Annuities (3)                                                      2,611         2,352         1,988         1,849         1,704
  Other                                                                281           276           316           374           371
                                                                  -----------------------------------------------------------------
  Total Premiums and Deposits                                       $4,559        $4,583        $4,016        $3,909        $3,692
                                                                  =================================================================

  PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
  Variable & Universal Life                                         $  301        $  304        $  294        $  300        $  298
  Annuities                                                            940         1,056           703           818           654
  Other                                                                167           195           215           275           251
                                                                  -----------------------------------------------------------------
  Total Separate Accounts                                           $1,408        $1,555        $1,212        $1,393        $1,203
                                                                  =================================================================


  FIRST YEAR LIFE PREMIUMS AND DEPOSITS BY
      MANUFACTURER (4)

  MetLife Financial Services                                        $   69        $   79        $   66        $   85        $   81
  New England Financial                                                 35            47            44            54            58
  General American                                                      99           105           139            81            61
  MetLife Investors Group                                                8             3             2             1             0
  Other                                                                  1             1             5             0             0
                                                                  -----------------------------------------------------------------
  Total First Year Life Premiums and Deposits                       $  212        $  235        $  256        $  221        $  200
                                                                  =================================================================


  ANNUITY DEPOSITS BY TYPE

  Fixed Annuity Deposits                                            $  424        $  464        $  452        $  283        $  268
  Variable Annuity Deposits                                          2,187         1,888         1,536         1,566         1,436
                                                                  -----------------------------------------------------------------
  Total Annuity Deposits                                            $2,611        $2,352        $1,988        $1,849        $1,704
                                                                  =================================================================


  ANNUITY DEPOSITS BY MANUFACTURER

  MetLife Financial Services                                        $  737        $  709        $  621        $  687        $  630
  New England Financial                                                218           211           185           206           170
  MetLife Resources                                                    176           202           164           201           166
  General American                                                      10             9            10            12            11
  MetLife Investors Group (5)                                        1,416         1,175           962           687           689
  Other                                                                 54            46            46            56            38
                                                                  -----------------------------------------------------------------
  Total Annuity Deposits                                            $2,611        $2,352        $1,988        $1,849        $1,704
                                                                  =================================================================


  MUTUAL FUND SALES

  Proprietary                                                       $   38        $   48        $   60        $  113        $  107
  Third Party                                                          759           713           706           852           890
                                                                  -----------------------------------------------------------------
  Total Mutual Fund Sales                                           $  797        $  761        $  766        $  965        $  997
                                                                  =================================================================


(1)   Statutory premiums direct and assumed.

(2)   Includes premiums and deposits to separate accounts.

(3)   Excludes company-sponsored internal exchanges.

(4) Approximately 9% of MetLife Financial Services ("MLFS") manufactured life insurance premiums and deposits sold by other than MLFS agents during the three months March 31, 2003 (5% sold by MetLife Investors Group; 3% sold by General American; 1% sold by New England Financial). Approximately 5% of New England Financial manufactured life insurance premiums and deposits sold by other than New England Financial agents during the three months ended March 31, 2003 (3% sold by MLFS; 2% sold by General American). Approximately 41% of General American manufactured life insurance premiums and deposits sold by other than General American agents during the three months ended March 31, 2003 (24% sold by MLFS; 17% sold by New England Financial.

(5) Approximately $52 million, $62 million, $55 million, $52 million and $40 million distributed by General American entities in the three months ended March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and
      March 31, 2002, respectively.

                                                                 [METLIFE LOGO]


INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION


                                                                                    At or for the Three Months Ended
                                                                   ----------------------------------------------------------------
                                                                   March 31,    December 31,   September 30,   June 30,    March 31,
  Unaudited                                                          2003           2002           2002          2002         2002
  ---------------------------------------------------------------------------------------------------------------------------------
  PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
      EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:

      Variable & Universal Life                                      49.1%         50.4%          49.1%        54.1%        52.2%
      Annuities                                                      36.0%         44.9%          35.4%        44.2%        38.4%
      Other                                                          59.5%         70.6%          68.1%        73.4%        67.6%



  MORTALITY AS A PERCENTAGE OF EXPECTED                              87.2%         87.4%          81.4%        77.3%        89.8%




  LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (1)

      Traditional Life                                                5.8%          6.0%           6.1%         6.4%         6.5%
      Variable & Universal Life                                       6.8%          6.6%           6.4%         6.0%         6.3%
      Variable Annuities                                              8.3%          8.0%           8.3%         7.9%         7.8%
      Fixed Annuities                                                 8.8%          8.8%           9.7%         9.3%         9.4%



  NUMBER OF AGENTS

      MetLife Financial Services                                     5,798         5,846          6,063        6,139        6,171
      New England Financial                                          2,916         3,234          3,053        2,965        2,856
      General American (2)                                             557           616            607          633          482
      MetLife Investors Group Wholesalers                               78            69             66           68           65
      MetLife Resources / Security First Group                         362           375            376          391          397
      Nathan & Lewis                                                   698           769            803          819          814
                                                                   ---------------------------------------------------------------
  Total Agents                                                      10,409        10,909         10,968       11,015       10,785
                                                                   ===============================================================

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(2) Based on the December 2002 increase in minimum annual production to $12,500 in first-year commissions. Prior periods have been restated to conform with this change in annual minimum production requirements.

                                                                 [METLIFE LOGO]


INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                           For the Three Months Ended
                                                 -----------------------------------------------------------------------------------
                                                   March 31,        December 31,      September 30,      June 30,          March 31,
    Traditional Life                                 2003               2002              2002             2002              2002
    --------------------------------------------------------------------------------------------------------------------------------
    Balance, beginning of period                     $47,397            $46,888          $46,520          $46,205           $45,828
    Premiums and deposits (1)                          1,026              1,208            1,067            1,078             1,079
    Interest on reserves                                 476                475              466              462               460
    Surrenders and withdrawals                          (395)              (398)            (392)            (385)             (478)
    Benefit payments                                    (484)              (415)            (430)            (414)             (452)
    Other                                               (448)              (361)            (343)            (426)             (232)
                                                ------------------------------------------------------------------------------------
    Balance, end of period                           $47,572            $47,397          $46,888          $46,520           $46,205
                                                ====================================================================================


                                                                           For the Three Months Ended
                                                ------------------------------------------------------------------------------------
                                                  March 31,       December 31,      September 30,      June 30,          March 31,
    Variable & Universal Life                       2003              2002              2002             2002              2002
    --------------------------------------------------------------------------------------------------------------------------------
    Balance, beginning of period                      $8,993             $8,878           $8,682           $8,630            $8,694
    Premiums and deposits (1) (2)                        287                274              277              226               265
    Interest on reserves                                 118                119              120              118               117
    Surrenders and withdrawals                          (113)              (108)             (97)            (124)             (123)
    Net transfers from (to) separate account              66                 29              157                8                (3)
    Policy charges                                      (198)              (193)            (239)            (150)             (149)
    Benefit payments                                     (25)               (22)             (20)             (20)              (20)
    Other                                                 12                 16               (2)              (6)             (151)
                                                ------------------------------------------------------------------------------------
    Balance, end of period                            $9,140             $8,993           $8,878           $8,682            $8,630
                                                ====================================================================================

                                                                           For the Three Months Ended
                                               -------------------------------------------------------------------------------------
                                                   March 31,       December 31,      September 30,      June 30,          March 31,
    Annuities                                        2003              2002              2002             2002              2002
    --------------------------------------------------------------------------------------------------------------------------------
    Balance, beginning of period                     $28,935            $27,813          $26,695          $26,180           $25,365
    Premiums and deposits (1) (2)                      1,766              1,438            1,170            1,199             1,138
    Interest on reserves                                 359                368              358              334               336
    Surrenders and withdrawals                          (667)              (474)            (563)            (589)             (551)
    Net transfers from (to) separate account            (171)              (212)              51             (172)             (219)
    Policy charges                                        (1)                (4)              (9)               1                (1)
    Benefit payments                                    (168)                (8)              95             (269)             (251)
    Other                                               (136)                14               16               11               363
                                                ------------------------------------------------------------------------------------
    Balance, end of period                           $29,917            $28,935          $27,813          $26,695           $26,180
                                                ====================================================================================


SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                           For the Three Months Ended
                                                ------------------------------------------------------------------------------------
                                                     March 31,       December 31,      September 30,      June 30,        March 31,
    Variable & Universal Life                          2003              2002              2002             2002            2002
    --------------------------------------------------------------------------------------------------------------------------------
    Balance, beginning of period                      $5,489             $5,088           $5,462           $6,062            $5,914
    Premiums and deposits (1)                            301                316              294              300               298
    Investment performance                              (105)               264             (559)            (595)              (38)
    Surrenders and withdrawals                           (71)               (73)             (62)             (62)              (51)
    Net transfers from (to) fixed account                (66)               (29)            (157)              (8)                3
    Policy charges                                       (66)               (77)             (55)             (70)              (64)
    Other                                                  0                  0              165             (165)                0
                                                ------------------------------------------------------------------------------------
    Balance, end of period                            $5,482             $5,489           $5,088           $5,462            $6,062
                                                ====================================================================================


                                                                           For the Three Months Ended
                                                ------------------------------------------------------------------------------------
                                                   March 31,       December 31,      September 30,      June 30,          March 31,
    Annuities                                        2003              2002              2002             2002              2002
    --------------------------------------------------------------------------------------------------------------------------------
    Balance, beginning of period                     $18,270            $16,651          $19,279          $20,987           $20,577
    Premiums and deposits (1)                            940              1,060              704              817               654
    Investment performance                              (435)             1,011           (2,757)          (2,131)                2
    Surrenders and withdrawals                          (423)              (588)            (467)            (499)             (405)
    Net transfers from (to) fixed account                171                212              (51)             172               219
    Policy charges                                       (59)               (76)             (57)             (67)              (60)
                                                ------------------------------------------------------------------------------------
    Balance, end of period                           $18,464            $18,270          $16,651          $19,279           $20,987
                                                ====================================================================================


(1)   Includes company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                 [METLIFE LOGO]


INDIVIDUAL OPERATIONS
INSURANCE EXPENSES RATIO AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                                  For the Three Months Ended
                                                      -----------------------------------------------------------------------------
                                                        March 31,      December 31,    September 30,       June 30,        March 31,
   Unaudited (Dollars in millions)                        2003            2002            2002               2002            2002
   --------------------------------------------------------------------------------------------------------------------------------
   INSURANCE EXPENSES (NET OF CAPITALIZATION
      OF DAC) TO PREMIUMS AND DEPOSITS RATIO

   Insurance Expenses                                    $  682           $  698          $  634           $  643           $  653
   DAC Capitalization (1)                                  (285)            (298)           (290)            (282)            (267)
                                                      -----------------------------------------------------------------------------
   Net                                                   $  397           $  400          $  344           $  361           $  386
                                                      =============================================================================


   Premiums and Deposits (2)                             $4,559           $4,583          $4,018           $3,908           $3,700
                                                      =============================================================================

   RATIO                                                   8.7%             8.7%            8.6%             9.2%            10.4%







   OTHER EXPENSES BY MAJOR CATEGORY

   Commissions                                           $  195           $  213          $  195           $  185           $  177
   Other deferrable expenses                                113              102             113              111              104
   Direct and allocated expenses, not deferred              346              361             307              324              344
   Premium taxes and other taxes, licenses and fees          28               22              19               23               28
                                                      -----------------------------------------------------------------------------
      Subtotal Insurance Expenses                        $  682           $  698          $  634           $  643           $  653

   Broker-dealer and other expenses                         110              113             100              117              132
   Reinsurance allowances                                   (39)             (42)            (36)             (46)             (44)
                                                      -----------------------------------------------------------------------------
      Total Other Expenses                               $  753           $  769          $  698           $  714           $  741
                                                      =============================================================================


(1) Excludes $25 million, $24 million, $28 million, $24 million and $23 million of DAC capitalization related to reinsurance allowances for the three months ended March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(2) Statutory premiums direct and assumed; also includes company-sponsored internal exchanges.

                                                                 [METLIFE LOGO]


INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED


                                                                           For the Three Months Ended
                                              -------------------------------------------------------------------------------------
                                                     March 31,       December 31,     September 30,       June 30,         March 31,
   VARIABLE & UNIVERSAL LIFE                            2003             2002             2002              2002              2002
   --------------------------------------------------------------------------------------------------------------------------------
   ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)

   Investment income yield                             7.39%            7.23%             7.41%            7.47%             7.29%
   Average crediting rate                              5.64%            5.75%             5.77%            5.85%             5.80%
                                              -------------------------------------------------------------------------------------
    Spread                                             1.75%            1.48%             1.64%            1.62%             1.49%
                                              =====================================================================================


                                                                           For the Three Months Ended
                                              -------------------------------------------------------------------------------------
                                                March 31,       December 31,     September 30,       June 30,         March 31,
   ANNUITIES                                       2003             2002             2002              2002              2002
   --------------------------------------------------------------------------------------------------------------------------------
   ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)

   Investment income yield                             6.64%            7.20%             7.09%            7.14%             7.02%
   Average crediting rate                              4.47%            4.91%             4.81%            5.00%             5.09%
                                              -------------------------------------------------------------------------------------
    Spread                                             2.17%            2.29%             2.28%            2.14%             1.93%
                                              =====================================================================================

                                                                 [METLIFE LOGO]

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                               ---------------------------------------------------------------------
                                                                 March 31,    December 31,   September 30,    June 30,    March 31,
Auto                                                               2003           2002           2002           2002         2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES

Earned premiums                                                       $530            $535            $533        $525        $519
Investment income, net                                                  27              31              32          34          33
Other revenues                                                           6               6               9           6           4
                                                               ---------------------------------------------------------------------
                                                                       563             572             574         565         556
                                                               ---------------------------------------------------------------------

EXPENSES

Losses                                                                 366             360             308         343         325
Loss adjustment expense                                                 75              55              61          64          64
Other expenses                                                         143             130             150         138         147
                                                               ---------------------------------------------------------------------
                                                                       584             545             519         545         536
                                                               ---------------------------------------------------------------------
Operating earnings (loss) before provision
     (benefit) for income taxes                                        (21)             27              55          20          20
Provision (benefit) for income taxes                                   (17)              6              14           3           5
                                                               ---------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                            ($  4)           $ 21            $ 41        $ 17        $ 15
                                                               =====================================================================

After-tax net investment losses                                      ($  2)          ($  3)          ($  4)      ($  8)      ($  7)

                                                                                   For the Three Months Ended
                                                               ---------------------------------------------------------------------
                                                                 March 31,    December 31,   September 30,    June 30,   March 31,
Property                                                            2003          2002            2002          2002       2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES

Earned premiums                                                       $167            $175            $165        $164        $160
Investment income, net                                                  10              10              11          10          11
Other revenues                                                           1               2               1           1           1
                                                               ---------------------------------------------------------------------
                                                                       178             187             177         175         172
                                                               ---------------------------------------------------------------------

EXPENSES

Losses                                                                  76              78             106          95          93
Loss adjustment expense                                                  8              12              13           8           9
Other expenses                                                          48              52              51          50          55
                                                               ---------------------------------------------------------------------
                                                                       132             142             170         153         157
                                                               ---------------------------------------------------------------------

Operating earnings before provision for income taxes                    46              45               7          22          15
Provision for income taxes                                              14              15               1           7           4
                                                               --------------------------------------------------------------------
OPERATING EARNINGS                                                    $ 32            $ 30            $  6        $ 15        $ 11
                                                               =====================================================================

After-tax net investment losses                                      ($  1)          ($  1)          ($  1)      ($  3)      ($  2)

                                                                                   For the Three Months Ended
                                                               --------------------------------------------------------------------
                                                                 March 31,    December 31,   September 30,    June 30,   March 31,
Other                                                               2003          2002           2002           2002       2002
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES

Earned premiums                                                       $ 15            $ 13            $ 13        $ 13        $ 13
Investment income, net                                                   2               1               1           2           1
Other revenues                                                           2              (9)              1           2           2
                                                               --------------------------------------------------------------------
                                                                        19               5              15          17          16
                                                               --------------------------------------------------------------------

EXPENSES

Losses                                                                  10               5               9           6           4
Loss adjustment expense                                                 (1)              0               0           1           0
Other expenses                                                           8               5               4           5           6
                                                               --------------------------------------------------------------------
                                                                        17              10              13          12          10
                                                               --------------------------------------------------------------------
Operating earnings (loss) before provision
     (benefit) for income taxes                                          2              (5)              2           5           6
Provision (benefit) for income taxes                                     0              (2)              1           1           2
                                                               --------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                             $  2           ($  3)           $  1        $  4        $  4
                                                               ====================================================================

After-tax net investment losses                                       $  0            $  0            $  0       ($  1)       $  0

                                                                 [METLIFE LOGO]

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                              For the Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                          March 31,      December 31,    September 30,      June 30,       March 31,
Unaudited (Dollars in millions)                             2003            2002             2002             2002           2002
------------------------------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT

Preferred/Standard Automobile                              $   505         $   498          $   526         $   512         $   489
Non-Standard Automobile                                         24              25               23              29              29
Property                                                       149             176              189             179             138
Other                                                           20               9               11              15              18
                                                    --------------------------------------------------------------------------------
Total                                                      $   698         $   708          $   749         $   735         $   674
                                                    ================================================================================

SELECTED FINANCIAL INFORMATION AND
   SUPPLEMENTAL DATA

TOTAL AUTO & HOME

Loss and loss adjustment expense ratio                       75.0%           70.6%            69.9%           73.7%           71.5%
Other expense ratio                                          28.0%           25.8%            28.9%           27.4%           30.1%
                                                    --------------------------------------------------------------------------------
   Total combined ratio                                     103.0%           96.4%            98.8%          101.1%          101.6%
Effect of catastrophe losses                                  1.8%            2.3%             0.8%            2.8%            2.0%
                                                    --------------------------------------------------------------------------------
Combined ratio excluding catastrophes                       101.2%           94.1%            98.0%           98.3%           99.6%
                                                    ================================================================================

AUTO

Loss and loss adjustment expense ratio                       83.3%           77.6%            69.2%           77.5%           75.0%
Other expense ratio                                          27.2%           24.3%            28.2%           26.2%           28.4%
                                                    --------------------------------------------------------------------------------
   Total combined ratio                                     110.5%          101.9%            97.4%          103.7%          103.4%
Effect of catastrophe losses                                  0.2%            0.4%             0.1%            0.8%            0.0%
                                                    --------------------------------------------------------------------------------
Combined ratio excluding catastrophes                       110.3%          101.5%            97.3%          102.9%          103.4%
                                                    ================================================================================

PROPERTY

Loss and loss adjustment expense ratio                       50.2%           51.4%            72.0%           63.6%           63.2%
Other expense ratio                                          28.5%           29.8%            30.9%           30.8%           34.2%
                                                    --------------------------------------------------------------------------------
   Total combined ratio                                      78.7%           81.2%           102.9%           94.4%           97.4%
Effect of catastrophe losses                                  6.9%            8.2%             3.3%            9.4%            8.7%
                                                    --------------------------------------------------------------------------------
Combined ratio excluding catastrophes                        71.8%           73.0%            99.6%           85.0%           88.7%
                                                    ================================================================================

OTHER

Loss and loss adjustment expense ratio                       57.7%           39.8%            71.9%           47.4%           33.9%
Other expense ratio                                          52.0%           37.3%            31.6%           35.3%           49.2%
                                                    --------------------------------------------------------------------------------
   Total combined ratio                                     109.7%           77.1%           103.5%           82.7%           83.1%
Effect of catastrophe losses                                  0.0%            0.0%             0.0%            0.0%            0.0%
                                                    --------------------------------------------------------------------------------
Combined ratio excluding catastrophes                       109.7%           77.1%           103.5%           82.7%           83.1%
                                                    ================================================================================

PRE-TAX CATASTROPHE LOSSES

Auto                                                       $     1         $     2          $     1         $     4         $     0
Property                                                        12              14                5              15              14
Other                                                            0               0                0               0               0
                                                    --------------------------------------------------------------------------------
Total                                                      $    13         $    16          $     6         $    19         $    14
                                                    ================================================================================

                                                    --------------------------------------------------------------------------------
Catastrophe points on combined ratios                          1.8             2.3              0.8             2.8             2.0
                                                    --------------------------------------------------------------------------------

                                                                 [METLIFE LOGO]

INTERNATIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                                      For the Three Months Ended
                                                                 -------------------------------------------------------------------
                                                                  March 31,    December 31,   September 30,    June 30,    March 31,
Unaudited (Dollars in millions)                                     2003           2002           2002           2002        2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES

Premiums                                                              $395           $481            $381         $274         $375
Universal life and investment-type product policy fees                  51             66              64            7            7
Investment income, net                                                 123            158             133           95           75
Other revenues                                                           8              6               2            3            3
                                                                 -------------------------------------------------------------------
                                                                       577            711             580          379          460
                                                                 -------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                                    377            455             362          268          338
Interest credited to policyholder account balances                      37             27              32           11            9
Capitalization of deferred policy acquisition costs                    (66)           (51)            (60)         (40)         (40)
Amortization of deferred policy acquisition costs                       34             55              24           22           27
Other expenses                                                         153            183             167          114          106
                                                                 -------------------------------------------------------------------
                                                                       535            669             525          375          440
                                                                 -------------------------------------------------------------------

Operating earnings before provision for income taxes                    42             42              55            4           20
Provision for income taxes                                              14              4              15            2            6
                                                                 -------------------------------------------------------------------
OPERATING EARNINGS                                                    $ 28           $ 38            $ 40         $  2         $ 14
                                                                 -------------------------------------------------------------------


NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings                                                    $ 28           $ 38            $ 40         $  2         $ 14
     Net investment gains (losses)                                       0             (1)              6            8          (22)
     Net investment gains (losses) tax benefit (provision)               0              4              (1)          (3)          (1)
                                                                 -------------------------------------------------------------------
After-tax net investment gains (losses)                                  0              3               5            5          (23)
Cumulative effect of accounting change for SFAS 142                      0              0              (5)           0            5
                                                                 -------------------------------------------------------------------
Net income (loss)                                                     $ 28           $ 41            $ 40         $  7        ($  4)
                                                                 ===================================================================

                                                                 [METLIFE LOGO]

REINSURANCE OPERATIONS
STATEMENTS OF OPERATING EARNINGS,
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                                 At or for the Three Months Ended
                                                               ---------------------------------------------------------------------
                                                                 March 31,     December 31,     September 30,   June 30,   March 31,
Unaudited (Dollars in millions)                                    2003            2002             2002          2002       2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES

Premiums, net                                                      $  552          $  597           $  461      $  472       $  475
Investment income, net                                                110             125               95         102           99
Other revenues                                                         12               8               16          11            8
                                                               ---------------------------------------------------------------------
                                                                      674             730              572         585          582
                                                               ---------------------------------------------------------------------

EXPENSES

Claims and other policy benefits                                      433             448              343         385          400
Interest credited to policyholder account balances                     43              49               31          32           34
Policy acquisition costs and other insurance expenses                 108             153              102          82           68
Other expenses                                                         36              40               39          36           27
                                                               ---------------------------------------------------------------------
                                                                      620             690              515         535          529
                                                               ---------------------------------------------------------------------

Operating earnings before provision for income
     taxes and minority interest                                       54              40               57          50           53
Provision for income taxes                                             10               5               13          10           12
                                                               ---------------------------------------------------------------------
Operating earnings before minority interest                            44              35               44          40           41
                                                               ---------------------------------------------------------------------

Elimination of minority interest, before tax                           24              20               21          21           19
                                                               ---------------------------------------------------------------------
CONTRIBUTION TO METLIFE                                            $   20          $   15           $   23      $   19       $   22
                                                               ---------------------------------------------------------------------

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                 $   20          $   15           $   23      $   19       $   22
     Net investment gains (losses)                                     (4)             (8)               5          (1)           2
     Minority interest - net investment gains (losses)                  4               2               (1)          4            1
     Adjustments to net investment gains (losses) (1)                   0               4                0           0            0
     Net investment gains (losses) tax benefit (provision)              0               1               (2)         (1)          (1)
                                                               ---------------------------------------------------------------------
After-tax net investment gains (losses)                                 0              (1)               2           2            2
                                                               ---------------------------------------------------------------------
Net income                                                         $   20          $   14           $   25      $   21       $   24
                                                               =====================================================================

PRE-TAX AND PRE-MINORITY INTEREST
     OPERATING EARNINGS BY REGION

United States                                                      $   45          $   39           $   59      $   42       $   45
Canada                                                                 11              12                9          10            9
Latin America                                                           0               1               (1)          0            1
Asia-Pacific                                                            2               1                1           3            2
Other international markets                                             2              (1)               3           0            1
Corporate                                                              (6)            (12)             (14)         (5)          (5)
                                                               ---------------------------------------------------------------------
     Total pre-tax and pre-minority interest
       operating earnings                                          $   54          $   40           $   57      $   50       $   53
                                                               =====================================================================

POLICY BENEFITS AND INTEREST
     SENSITIVE CONTRACT LIABILITIES BY REGION

Traditional U.S.                                                   $3,653          $3,382           $3,097      $3,085       $2,865
Asset intensive                                                     2,718           2,477            1,608       1,569        1,718
Other                                                                 112              55               57          57           57
                                                               ---------------------------------------------------------------------
     Total U.S.                                                     6,483           5,914            4,762       4,711        4,640
                                                               ---------------------------------------------------------------------

Canada                                                                972             837              862         882          752
Latin America                                                           0              69               61          80           83
Asia-Pacific                                                          302             197              164         163          166
Other international markets                                           271             220              188         156           99
                                                               ---------------------------------------------------------------------
     Total International                                            1,545           1,323            1,275       1,281        1,100
                                                               ---------------------------------------------------------------------

Total policy benefits and interest sensitive
     contract liabilities                                          $8,028          $7,237           $6,037      $5,992       $5,740
                                                               =====================================================================

(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                 [METLIFE LOGO]

ASSET MANAGEMENT
STATEMENTS OF OPERATING EARNINGS, CHANGE IN ASSETS UNDER MANAGEMENT AND COMPOSITION OF ASSETS UNDER MANAGEMENT

                                                                                   For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                                March 31,    December 31,  September 30,     June 30,      March 31,
Unaudited (Dollars in millions)                                   2003           2002          2002            2002          2002
------------------------------------------------------------------------------------------------------------------------------------
REVENUES

Investment and advisory service fees
     Mutual funds                                                 $    16        $    17        $    19       $    24       $    21
     MetLife and affiliates separately managed accounts                 9              9             10            10            10
     Third party client separate accounts                              10             17             15            17            11
Other revenues                                                         10              9             10            14            12
                                                              ----------------------------------------------------------------------
                                                                       45             52             54            65            54
                                                              ----------------------------------------------------------------------

EXPENSES

Employee compensation and benefits                                     26             27             31            31            29
Promoting and servicing                                                 7              7              8            11            11
General and administrative                                             10             15             14            15            12
                                                              ----------------------------------------------------------------------
                                                                       43             49             53            57            52
                                                              ----------------------------------------------------------------------

Operating earnings before provision for income taxes                    2              3              1             8             2
Provision for income taxes                                              1              2              0             3             1
                                                              ----------------------------------------------------------------------
OPERATING EARNINGS                                                $     1        $     1        $     1       $     5       $     1
                                                              ----------------------------------------------------------------------

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings                                                $     1        $     1        $     1       $     5       $     1
     Net investment gains (losses)                                      8              1             (2)            1            (4)
     Net investment gains (losses) tax benefit (provision)             (3)             0              1            (1)            2
                                                              ----------------------------------------------------------------------
After-tax net investment gains (losses)                                 5              1             (1)            0            (2)
                                                              ----------------------------------------------------------------------
Net income (loss)                                                 $     6        $     2        $     0       $     5      ($     1)
                                                              ======================================================================


                                                                                At or for the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                                March 31,    December 31,   September 30,    June 30,      March 31,
Unaudited (Dollars in millions)                                   2003           2002           2002           2002          2002
------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN ASSETS

Beginning assets                                                  $44,577        $45,100        $48,850       $50,898       $51,278
Contributions                                                       1,004          1,851          1,417         1,825         1,594
Redemptions                                                        (2,063)        (3,303)        (3,241)       (2,521)       (1,661)
Market appreciation (depreciation)                                     34            929         (1,926)       (1,352)         (313)
                                                              ----------------------------------------------------------------------
Ending Carrying Value                                             $43,552        $44,577        $45,100       $48,850       $50,898
                                                              ======================================================================

ASSETS UNDER MANAGEMENT

STATE STREET RESEARCH
MetLife Separate Account                                          $17,160        $18,463        $18,653       $18,035       $18,187
MetLife Retail Funds                                                5,618          4,353          4,200         5,255         6,617
Third Party Individual and Retail Funds                             6,966          7,724          8,448        10,434        10,970
Third Party Institutional                                          13,808         14,037         13,799        15,126        15,124
                                                              ----------------------------------------------------------------------
     Total State Street Research                                  $43,552        $44,577        $45,100       $48,850       $50,898
                                                              ======================================================================

                                                                 [METLIFE LOGO]

CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                                    For the Three Months Ended
                                                            ------------------------------------------------------------------------
                                                              March 31,    December 31,     September 30,   June 30,      March 31,
Unaudited (Dollars in millions)                                 2003          2002              2002          2002           2002
------------------------------------------------------------------------------------------------------------------------------------

REVENUES

Premiums                                                        ($  4)         ($  4)            ($  7)      ($ 4)        ($   4)
Universal life and investment-type product policy fees              0              0                 0          1             (1)
Investment income, net                                             69             24               (25)        20             40
Other revenues                                                     12             29                 5         58              9
                                                            ---------------------------------------------------------------------
                                                                   77             49               (27)        75             44
                                                            ---------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                                 2              2                 0          2             (1)
Interest credited to policyholder account balances                  0              0                 0         (1)             1
Interest expense                                                   94             77                76         74             78
Other expenses                                                     24            304                33         36             90
                                                            ---------------------------------------------------------------------
                                                                  120            383               109        111            168
                                                            ---------------------------------------------------------------------

Operating loss before benefit for income taxes                    (43)          (334)             (136)       (36)          (124)
Benefit for income taxes                                          (31)          (134)              (66)       (32)           (48)
                                                            ---------------------------------------------------------------------
OPERATING LOSS                                                  ($ 12)         ($200)(1)         ($ 70)      ($ 4)(2)     ($  76)(3)
                                                            ---------------------------------------------------------------------

NET LOSS RECONCILIATION
-----------------------
Operating loss                                                  ($ 12)         ($200)            ($ 70)      ($ 4)        ($  76)
     Net investment gains (losses)                                (33)           108               (43)        16             24
     Net investment gains (losses) tax benefit (provision)         10            (35)               18        (12)           (12)
                                                            ---------------------------------------------------------------------
After-tax net investment gains (losses)                           (23)            73               (25)         4             12
                                                            ---------------------------------------------------------------------
Net loss                                                        ($ 35)         ($127)            ($ 95)       $ 0         ($  64)
                                                            =====================================================================


(1) Operating loss for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products.

(2) Operating loss for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(3) Operating loss for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

                                                                 [METLIFE LOGO]

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                             At or for the Three Months Ended
                                                          -------------------------------------------------------------------------
                                                              March 31,     December 31,   September 30,    June 30,      March 31,
Unaudited (Dollars in millions)                                 2003           2002            2002          2002           2002
-----------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                                          7.01%          7.38%          7.45%         7.50%          7.56%
Income                                                         $  2,048       $  2,095       $  2,038      $  2,002       $  1,957
Investment losses                                             ($    149)     ($    219)     ($    323)    ($    210)     ($    165)
Ending Carrying Value                                          $144,610       $140,553       $133,163      $124,067       $118,477

MORTGAGE LOANS
Yield (2)                                                          7.51%          8.03%          7.68%         7.97%          7.81%
Income                                                         $    470       $    492       $    457      $    472       $    462
Investment gains (losses)                                     ($     14)      $      0       $      0     ($      3)     ($     19)
Ending Carrying Value                                          $ 25,046       $ 25,086       $ 23,885      $ 23,733       $ 23,684

REAL ESTATE AND REAL ESTATE
     JOINT VENTURES
Yield (2)                                                         10.94%         11.79%         10.99%        11.80%         10.36%
Income (3)                                                     $    127       $    153       $    160      $    174       $    150
Investment gains (losses) (4)                                  $     92       $    602      ($     10)    ($     14)     ($      2)
Ending Carrying Value                                          $  4,569       $  4,725       $  5,663      $  5,963       $  5,862

POLICY LOANS
Yield (2)                                                          6.47%          6.42%          6.66%         6.56%          6.35%
Income                                                         $    139       $    136       $    139      $    137       $    131
Ending Carrying Value                                          $  8,615       $  8,580       $  8,366      $  8,316       $  8,310

EQUITY SECURITIES AND OTHER LIMITED
     PARTNERSHIP INTERESTS
Yield (2)                                                          5.53%          1.89%          1.56%         5.14%          0.87%
Income                                                         $     50       $     18       $     13      $     43       $      9
Investment gains (losses)                                     ($     71)     ($     24)      $      4      $     81       $    161
Ending Carrying Value                                          $  3,504       $  3,743       $  3,702      $  3,446       $  3,311

CASH AND SHORT-TERM INVESTMENTS
Yield (2)                                                          4.57%          5.35%          3.68%         2.85%          4.92%
Income                                                         $     64       $     62       $     49      $     38       $     83
Investment gains (losses)                                     ($      4)     ($      1)      $      0     ($      1)      $      2
Ending Carrying Value                                          $  8,126       $  4,244       $  6,305      $  5,796       $  6,434

OTHER INVESTED ASSETS
Yield (2)                                                          6.52%          8.36%          5.44%         6.53%          5.49%
Income                                                         $     63       $     72       $     44      $     56       $     46
Investment gains (losses)                                      $     14      ($      5)      $     59     ($     46)     ($     69)
Ending Carrying Value                                          $  3,948       $  3,727       $  3,214      $  3,271       $  3,512

TOTAL INVESTMENTS

Gross investment income yield                                      7.04%          7.41%          7.28%         7.46%          7.31%
Investment fees and expenses yield                                (0.15%)        (0.16%)        (0.15%)       (0.16%)        (0.13%)
                                                          -------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                        6.89%          7.25%          7.13%         7.30%          7.18%
                                                          =========================================================================

Gross investment income                                        $  2,961       $  3,028       $  2,900      $  2,922       $  2,838
Investment fees and expenses                                        (62)           (64)           (61)          (61)           (49)
                                                          -------------------------------------------------------------------------
NET INVESTMENT INCOME                                          $  2,899       $  2,964       $  2,839      $  2,861       $  2,789
                                                          =========================================================================
Ending Carrying Value                                          $198,418       $190,658       $184,298      $174,592       $169,590
                                                          =========================================================================


Gross investment gains                                         $    221       $  1,040       $    412      $    438       $    545
Gross investment losses                                             (89)          (348)          (164)         (314)          (283)
Writedowns                                                         (268)          (339)          (555)         (269)          (338)
                                                          -------------------------------------------------------------------------
Subtotal                                                           (136)           353           (307)         (145)           (76)
Derivatives not qualifying for hedge accounting                     (34)           (43)            21          (121)           (29)
                                                          -------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                      (170)           310           (286)         (266)          (105)
Adjustments to net investment gains (losses) (5)                     38             43             16            73             13
Minority interest - net investment gains (losses)                     4              2             (1)            4              1
Net investment gains (losses) tax benefit (provision)                44           (132)           102            72             15
                                                          -------------------------------------------------------------------------
AFTER-TAX NET INVESTMENT GAINS (LOSSES)                       ($     84)      $    223      ($    169)    ($    117)     ($     76)
                                                          =========================================================================

(1)   Yields are based on quarterly average amortized cost for fixed maturities.

(2)   Yields are annualized and based on quarterly average carrying values.

(3) Included in income from real estate and real estate joint ventures is $2 million, $22 million, $29 million, $33 million and $27 million related to discontinued operations for the three months ended March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002,
      respectively.

(4) Included in investment gains (losses) from real estate and real estate joint ventures is $90 million, $591 million, ($1) million, ($8) million and $0 million related to discontinued operations for the three months ended March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(5) Adjustments to investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                 [METLIFE LOGO]

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                                At or for the Year-to-date
                                                          -------------------------------------------------------------------------
                                                             March 31,    December 31,   September 30,     June 30,       March 31,
Unaudited (Dollars in millions)                                2003           2002           2002            2002           2002
-----------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                                         7.01%         7.46%           7.51%          7.54%          7.56%
Income                                                        $  2,048      $  8,092        $  5,997       $  3,959       $  1,957
Investment losses                                            ($    149)    ($    917)      ($    698)     ($    375)     ($    165)
Ending Carrying Value                                         $144,610      $140,553        $133,163       $124,067       $118,477

MORTGAGE LOANS
Yield (2)                                                         7.51%         7.84%           7.82%          7.89%          7.81%
Income                                                        $    470      $  1,883        $  1,391       $    934       $    462
Investment losses                                            ($     14)    ($     22)      ($     22)     ($     22)     ($     19)
Ending Carrying Value                                         $ 25,046      $ 25,086        $ 23,885       $ 23,733       $ 23,684

REAL ESTATE AND REAL ESTATE
     JOINT VENTURES
Yield (2)                                                        10.94%        11.41%          11.13%         11.09%         10.36%
Income (3)                                                    $    127      $    637        $    484       $    324       $    150
Investment gains (losses) (4)                                 $     92      $    576       ($     26)     ($     16)     ($      2)
Ending Carrying Value                                         $  4,569      $  4,725        $  5,663       $  5,963       $  5,862

POLICY LOANS
Yield (2)                                                         6.47%         6.49%           6.52%          6.46%          6.35%
Income                                                        $    139      $    543        $    407       $    268       $    131
Ending Carrying Value                                         $  8,615      $  8,580        $  8,366       $  8,316       $  8,310

EQUITY SECURITIES AND OTHER LIMITED
     PARTNERSHIP INTERESTS
Yield (2)                                                         5.53%         2.21%           2.31%          2.72%          0.87%
Income                                                        $     50      $     83        $     65       $     52       $      9
Investment gains (losses)                                    ($     71)     $    222        $    246       $    242       $    161
Ending Carrying Value                                         $  3,504      $  3,743        $  3,702       $  3,446       $  3,311

CASH AND SHORT-TERM INVESTMENTS
Yield (2)                                                         4.57%         4.17%           3.75%          3.92%          4.92%
Income                                                        $     64      $    232        $    170       $    121       $     83
Investment gains (losses)                                    ($      4)     $      0        $      1       $      1       $      2
Ending Carrying Value                                         $  8,126      $  4,244        $  6,305       $  5,796       $  6,434

OTHER INVESTED ASSETS
Yield (2)                                                         6.52%         6.42%           5.87%          6.08%          5.49%
Income                                                        $     63      $    218        $    146       $    102       $     46
Investment gains (losses)                                     $     14     ($     61)      ($     56)     ($    115)     ($     69)
Ending Carrying Value                                         $  3,948      $  3,727        $  3,214       $  3,271       $  3,512

TOTAL INVESTMENTS
Gross investment income yield                                     7.04%         7.35%           7.33%          7.38%          7.31%
Investment fees and expenses yield                               (0.15%)       (0.15%)         (0.15%)        (0.14%)        (0.13%)
                                                          -------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                       6.89%         7.20%           7.18%          7.24%          7.18%
                                                          =========================================================================

Gross investment income                                       $  2,961      $ 11,688        $  8,660       $  5,760       $  2,838
Investment fees and expenses                                       (62)         (235)           (171)          (110)           (49)
                                                          -------------------------------------------------------------------------
NET INVESTMENT INCOME                                         $  2,899      $ 11,453        $  8,489       $  5,650       $  2,789
                                                          =========================================================================
Ending Carrying Value                                         $198,418      $190,658        $184,298       $174,592       $169,590
                                                          =========================================================================


Gross investment gains                                        $    221      $  2,435        $  1,395       $    983       $    545
Gross investment losses                                            (89)       (1,109)           (761)          (597)          (283)
Writedowns                                                        (268)       (1,501)         (1,162)          (607)          (338)
                                                          -------------------------------------------------------------------------
Subtotal                                                          (136)         (175)           (528)          (221)           (76)
Derivatives not qualifying for hedge accounting                    (34)         (172)           (129)          (150)           (29)
                                                          -------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                     (170)         (347)           (657)          (371)          (105)
Adjustments to net investment gains (losses) (5)                    38           145             102             86             13
Minority interest - net investment gains (losses)                    4             6               4              5              1
Net investment gains (losses) tax benefit (provision)               44            57             189             87             15
                                                          -------------------------------------------------------------------------
AFTER-TAX NET INVESTMENT GAINS (LOSSES)                      ($     84)    ($    139)      ($    362)     ($    193)     ($     76)
                                                          =========================================================================

(1)   Yields are based on quarterly average amortized cost for fixed maturities.

(2)   Yields are annualized and based on year-to-date average carrying values.

(3) Included in income from real estate and real estate joint ventures is $2 million, $111 million, $89 million, $60 million and $27 million related to discontinued operations for the year-to-date March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002,
      respectively.

(4) Included in investment gains (losses) from real estate and real estate joint ventures is $90 million, $582 million, ($9) million, ($8) million and $0 million related to discontinued operations for the year-to-date March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002
      and March 31, 2002, respectively.

(5) Adjustments to investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  [METLIFE LOGO]

METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
FIXED MATURITIES

                                                At March 31, 2003         At December 31, 2002
                                             ---------------------------------------------------
Unaudited (Dollars in millions)              Amount      % of Total       Amount      % of Total
------------------------------------------------------------------------------------------------
Less than 20%                                 $  773           61.0%      $  925           54.7%
20% or more for less than six months             216           17.0%         531           31.4%
20% or more for six months or greater            279           22.0%         234           13.9%
                                              --------------------------------------------------
         Total Gross Unrealized Losses        $1,268          100.0%      $1,690          100.0%
                                              ==================================================



METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
EQUITY SECURITIES

                                               At March 31, 2003      At December 31, 2002
                                            ----------------------------------------------------
Unaudited (Dollars in millions)             Amount      % of Total    Amount     % of Total
------------------------------------------------------------------------------------------------
Less than 20%                                 $  33            26.6%        $ 25           30.1%
20% or more for less than six months             91            73.4%          58           69.9%
20% or more for six months or greater             0             0.0%           0            0.0%
                                            ----------------------------------------------------
         Total Gross Unrealized Losses        $ 124           100.0%        $ 83          100.0%
                                            ====================================================


The Company's review of its fixed maturities for impairments includes an analysis of the total gross unrealized losses by three categories of securities:
(i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  [METLIFE LOGO]

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR




Unaudited               At March 31, 2003   At December 31, 2002  At September 30, 2002     At June 30, 2002     At March 31, 2002
(Dollars in             ----------------------------------------------------------------------------------------------------------
 millions)             Amount   % of Total   Amount   % of Total   Amount   % of Total    Amount   % of Total   Amount   % of Total
 -----------------------------------------------------------------------------------------------------------------------------------
US treasuries/
 agencies              $ 12,489       8.6%   $ 15,934      11.3%   $ 10,986        8.3%   $  9,741        7.9%   $  9,415       8.0%
State & political
 subdivisions             2,683       1.8%      2,742       2.0%      2,627        2.0%      2,412        2.0%      2,308       2.0%
Corporate bonds          52,167      36.1%     49,257      35.0%     47,693       35.8%     46,039       37.1%     44,431      37.5%
Foreign government
 securities               8,374       5.8%      7,596       5.4%      7,383        5.5%      7,199        5.8%      4,666       3.9%
Foreign corporates       19,542      13.5%     19,229      13.7%     18,746       14.1%     18,227       14.7%     18,372      15.5%
Mortgage-backed
 securities              37,769      26.1%     34,883      24.8%     33,822       25.4%     28,967       23.3%     28,401      24.0%
Asset-backed
 securities              10,224       7.1%      9,503       6.8%      9,738        7.3%      8,714        7.0%      8,461       7.1%
Other fixed income
 assets                     667       0.5%        697       0.5%      1,481        1.1%      2,025        1.6%      1,673       1.4%
                       ------------------------------------------------------------------------------------------------------------
      Total             143,915      99.5%    139,841      99.5%    132,476       99.5%    123,324       99.4%    117,727      99.4%
Redeemable
 preferred stock            695       0.5%        712       0.5%        687        0.5%        743        0.6%        750       0.6%
                       ------------------------------------------------------------------------------------------------------------
Total Fixed
 Maturities            $144,610     100.0%   $140,553     100.0%   $133,163      100.0%   $124,067      100.0%   $118,477     100.0%
                       ============================================================================================================

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY QUALITY DISTRIBUTION

                              At March 31, 2003   At December 31, 2002  At September 30, 2002   At June 30, 2002  At March 31, 2002
Unaudited                     -----------------------------------------------------------------------------------------------------
(Dollars                                % of                  % of                   % of                 % of              % of
 in millions)                 Amount    Total      Amount     Total       Amount     Total      Amount    Total    Amount   Total
---------------------------------------------------------------------------------------------------------------------------------
                RATING
                AGENCY
NAIC            EQUIVALENT
RATING (1)      DESIGNATION

1               Aaa/Aa/A      $100,489     69.5%   $ 97,495     69.4%     $90,651     68.2%     $82,235   66.3%    $77,569   65.5%
2               Baa             31,264     21.6%     31,060     22.1%      31,290     23.5%      30,480   24.6%     30,314   25.6%
3               Ba               7,581      5.2%      7,304      5.2%       6,324      4.7%       6,435    5.2%      5,546    4.7%
4               B                3,441      2.4%      3,227      2.3%       3,096      2.3%       3,275    2.6%      3,409    2.9%
5               Caa and
                 lower             626      0.4%        339      0.2%         840      0.6%         671    0.5%        625    0.5%
6               In or near
                 default           514      0.4%        416      0.3%         275      0.2%         228    0.2%        264    0.2%
                              ---------------------------------------------------------------------------------------------------
      Total                    143,915     99.5%    139,841     99.5%     132,476     99.5%     123,324   99.4%    117,727   99.4%
Redeemable preferred stock         695      0.5%        712      0.5%         687      0.5%         743    0.6%        750    0.6%
                              ---------------------------------------------------------------------------------------------------
Total Fixed Maturities        $144,610    100.0%   $140,553    100.0%    $133,163    100.0%    $124,067  100.0%   $118,477  100.0%
                              ===================================================================================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE


Unaudited            At March 31, 2003    At December 31, 2002  At September 30, 2002     At June 30, 2002      At March 31, 2002
(Dollars             ------------------------------------------------------------------------------------------------------------
in millions)         Amount  % of Total    Amount  % of Total     Amount   % of Total   Amount    % of Total    Amount   % of Total
-----------------------------------------------------------------------------------------------------------------------------------

South Atlantic        $5,167      26.3%     $5,076     26.0%       $4,832      26.3%      $4,806      26.4%      $4,736      26.2%
Pacific                4,198      21.4%      4,180     21.4%        3,860      21.0%       3,715      20.5%       3,642      20.1%
Middle Atlantic        3,416      17.4%      3,441     17.6%        3,315      18.1%       3,310      18.2%       3,309      18.3%
East North Central     2,260      11.5%      2,147     11.0%        1,962      10.7%       1,956      10.8%       1,959      10.8%
New England            1,168       6.0%      1,323      6.8%        1,270       6.9%       1,246       6.9%       1,286       7.1%
West South Central     1,149       5.9%      1,097      5.6%          975       5.3%         982       5.4%         993       5.5%
Mountain                 858       4.4%        833      4.2%          763       4.2%         766       4.2%         795       4.4%
West North Central       598       3.0%        645      3.3%          647       3.5%         653       3.6%         666       3.7%
International            631       3.2%        632      3.2%          546       3.0%         540       3.0%         519       2.9%
East South Central       178       0.9%        178      0.9%          178       1.0%         179       1.0%         180       1.0%
                     ------------------------------------------------------------------------------------------------------------
         Total       $19,623     100.0%    $19,552    100.0%      $18,348     100.0%     $18,153     100.0%     $18,085     100.0%
                     ============================================================================================================

Office               $ 9,301      47.5%    $ 9,340     47.8%      $ 8,431      45.9%     $ 8,311      45.8%     $ 8,165      45.1%
Retail                 4,321      22.0%      4,320     22.1%        4,332      23.6%       4,349      24.0%       4,383      24.2%
Apartments             2,867      14.6%      2,793     14.3%        2,602      14.2%       2,582      14.2%       2,584      14.3%
Industrial             1,893       9.6%      1,910      9.7%        1,933      10.5%       1,876      10.3%       1,912      10.6%
Hotel                    996       5.1%        942      4.8%          818       4.5%         822       4.5%         828       4.6%
Other                    245       1.2%        247      1.3%          232       1.3%         213       1.2%         213       1.2%
                     ------------------------------------------------------------------------------------------------------------
         Total       $19,623     100.0%    $19,552    100.0%      $18,348     100.0%     $18,153     100.0%     $18,085     100.0%
                     ============================================================================================================

                                                                  [METLIFE LOGO]

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                   At March 31,   At December 31,   At September 30,  At June 30,  At March 31,
Unaudited (Dollars in millions)       2003             2002              2002            2002          2002
--------------------------------------------------------------------------------------------------------------
Wholly owned                          $4,199           $4,338           $5,302           $5,615        $5,520
Joint ventures                           365              377              316              297           291
                                      ------------------------------------------------------------------------
         Subtotal                      4,564            4,715            5,618            5,912         5,811
Foreclosed                                 5               10               45               51            51
                                      ------------------------------------------------------------------------
         Total Real Estate (1)        $4,569           $4,725           $5,663           $5,963        $5,862
                                      ========================================================================

(1)      Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGES

                                      At March 31,   At December 31,  At September 30,   At June 30,     At March 31,
Unaudited (Dollars in millions)           2003            2002             2002             2002             2002
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL                             $19,623           $19,552          $18,348          $18,153         $18,085

AGRICULTURAL                             5,052             5,146            5,155            5,174           5,196

RESIDENTIAL                                371               388              382              406             403
                                       ----------------------------------------------------------------------------
TOTAL                                  $25,046           $25,086          $23,885          $23,733         $23,684
                                       ============================================================================

METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                       At March 31,   At December 31,   At September 30,   At June 30,    At March 31,
Unaudited (Dollars in billions)            2003             2002             2002             2002             2002
---------------------------------------------------------------------------------------------------------------------
METLIFE                                  $226.3           $217.7           $212.0           $202.0           $196.3

METLIFE SEPARATE ACCOUNT                   60.6             59.7             56.0             59.3             62.5

STATE STREET THIRD PARTY                   20.8             21.8             22.2             25.6             26.1
                                         ----------------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT            $307.7           $299.2           $290.2           $286.9           $284.9
                                         ============================================================================

                                                                  [METLIFE LOGO]

COMPANY RATINGS AS OF MAY 5, 2003 (1)

                                                                 Moody's           Standard &      A.M. Best       Fitch
                                                            Investors Service        Poor's         Company       Ratings
                                                            -----------------        ------         -------       -------
FINANCIAL STRENGTH RATINGS
--------------------------

Metropolitan Life Insurance Company                                Aa2                 AA             A+            AA
General American Life Insurance Company                            Aa2                 AA             A+            AA
MetLife Investors Insurance Company                                Aa2                 AA             A+            AA
MetLife Investors Insurance Company of California                   NR                 AA             A+            NR
MetLife Investors USA Insurance Company                            Aa3                 AA             A+            AA
New England Life Insurance Company                                 Aa2                 AA             A+            AA
First MetLife Investors Insurance Co.                               NR                 AA             A+            NR
Metropolitan Insurance and Annuity Company                         Aa3                 AA              A            NR
Metropolitan Tower Life Insurance Company                           NR                 NR             A+            NR
RGA Reinsurance Company                                             A1                 AA-            A+            NR
Paragon Life Insurance Company                                      NR                 AA             A+            AA
Security Equity Life Insurance Company                              NR                 AA             A+            AA
Texas Life Insurance Company                                        NR                 NR              A            NR
Metropolitan Property and Casualty Insurance Company               Aa3                 AA-             A            NR
Metropolitan Casualty Insurance Company                             NR                 AA-             A            NR
Metropolitan Direct Property and Casualty Insurance Co.             NR                 AA-             A            NR
Metropolitan General Insurance Company                              NR                 AA-             A            NR
Metropolitan Group Property & Casualty Insurance Co.                NR                 AA-             A            NR
Metropolitan Lloyds Insurance Company of Texas                      NR                 AA-             A            NR
Metropolitan Life Insurance Company (Short-term rating)            P-1                A-1+            NR            NR

CREDIT RATINGS
--------------

MetLife, Inc.
  Senior Unsecured                                                  A2                  A             a+             A
  Commercial Paper                                                 P-1                 A-1          AMB-1+          F1

Metropolitan Life Insurance Company
  Surplus Notes                                                     A1                 A+             a+            A+

General American Life Insurance Company
  Surplus Notes                                                     A1                 A+             NR            NR

GenAmerica Capital I
  Preferred Stock                                                   A3                BBB+            NR            A-

Reinsurance Group of America, Incorporated
  Senior Unsecured                                                 Baa1                A-              a            A-

New England Life Insurance Company
  Surplus Notes                                                     NR                 NR             a+            NR

MetLife Funding, Inc.
  Commercial Paper                                                 P-1                A-1+          AMB-1+          F1+

MetLife Capital Trust I
  Preferred Stock                                                   NR                BBB+            NR            NR

(1)      NR indicates no rating provided.

                                                                  [METLIFE LOGO]

METLIFE, INC.
2002 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL ("EC")


                                     December 31, 2002(1)     September 30, 2002    June 30, 2002 (2)      March 31, 2002 (3)
                                     ---------------------------------------------------------------------------------------
Unaudited (Dollars in millions)         RBC         EC         RBC          EC        RBC         EC       RBC          EC
----------------------------------------------------------------------------------------------------------------------------
Institutional Operations

  Group Life                           $  82       $  85       $  84       $  86     $  74       $  76    $  68       $  70
  Retirement & Savings                   120         121         103         106       135         137      114         118
  Non-Medical Health & Other              60          65          47          52        41          46       53          58
                                       -------------------------------------------------------------------------------------
    Total Institutional Operations       262         271         234         244       250         259      235         246
                                       -------------------------------------------------------------------------------------
Individual Operations
  Traditional Life                        92          86         127         121        97          91       98          92
  Variable & Universal Life               23          19          40          35        36          32       25          20
  Annuities                               47          42          44          39        50          45       40          35
  Other                                   12          13          15          16        13          14       11          12
                                       -------------------------------------------------------------------------------------
    Total Individual Operations          174         160         226         211       196         182      174         159
                                       -------------------------------------------------------------------------------------
Auto & Home
  Auto                                    21          17          41          37        17          14       15          12
  Property                                30          31           6           6        15          15       11          12
  Other                                   (3)         (3)          1           2         4           4        4           4
                                       -------------------------------------------------------------------------------------
    Total Auto & Home                     48          45          48          45        36          33       30          28
                                       -------------------------------------------------------------------------------------
International Operations                  38          32          40          34         2          (4)      14           8

Reinsurance                               15           9          23          17        19          13       22          16

Asset Management                           1           3           1           3         5           7        1           3

Corporate, Other & Eliminations         (200)       (182)        (70)        (52)       (4)         14      (76)        (60)
                                       -------------------------------------------------------------------------------------
    Total Operating Earnings           $ 338       $ 338       $ 502       $ 502     $ 504       $ 504    $ 400       $ 400
                                       =====================================================================================

(1) Fourth quarter 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products (Corporate, Other & Eliminations), a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives (Retirement & Savings), and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies (Non-Medical Health & Other).

(2) Second quarter 2002 includes a $30 million after-tax reduction of a previously established reserve related to the Company's sales practice class action settlement in 1999. This reserve reduction impacted the Corporate, Other & Eliminations segment.

(3) First quarter 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business. This charge impacted the Corporate, Other & Eliminations segment.

                                                                  [METLIFE LOGO]

METLIFE, INC.
2001 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL ("EC")


                                   December 31, 2001(1)    September 30, 2001(2)        June 30, 2001        March 31, 2001
                                   --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)       RBC         EC          RBC          EC         RBC         EC          RBC          EC
-------------------------------------------------------------------------------------------------------------------------------
Institutional Operations
  Group Life                          $ 75        $ 80       ($ 16)      ($ 10)       $ 76        $ 80        $ 63        $ 68
  Retirement & Savings                (155)       (154)         87          89          88          89          94          95
  Non-Medical Health & Other            33          38         (44)        (38)         40          45          38          43
                                     -------------------------------------------------------------------------------------------
    Total Institutional Operations     (47)        (36)         27          41         204         214         195         206
                                     -------------------------------------------------------------------------------------------
Individual Operations
  Traditional Life                      61          52          73          64          99          90          98          89
  Variable & Universal Life             23          20          23          21          32          29          33          30
  Annuities                             40          37          57          54          47          44          36          33
  Other                                (72)        (71)         11          12           8           9          16          17
                                     -------------------------------------------------------------------------------------------
    Total Individual Operations         52          38         164         151         186         172         183         169
                                     -------------------------------------------------------------------------------------------
Auto & Home
  Auto                                  24          23          25          23          39          35          (7)        (11)
  Property                              15          14          (5)         (5)        (25)        (26)        (16)        (14)
  Other                                  4           4           2           2          (3)         (1)         (1)          0
                                     -------------------------------------------------------------------------------------------
    Total Auto & Home                   43          41          22          20          11           8         (24)        (25)
                                     -------------------------------------------------------------------------------------------
International Operations                (8)        (11)         11           9          11           9          18          16

Reinsurance                             (1)         (7)         16          10          16          10          15           9

Asset Management                         2           5           2           5           1           4           6           9

Corporate, Other & Eliminations       (165)       (154)        (15)         (9)        (10)          2          (9)          0
                                     -------------------------------------------------------------------------------------------
    Total Operating Earnings (Loss)  ($124)      ($124)       $227        $227        $419        $419        $384        $384
                                     ===========================================================================================

(1) Fourth quarter 2001 includes business realignment costs, costs associated with the establishment of a policyholder liability for New England Financial and costs associated with the anticipated resolution of race-conscious underwriting claims. By segment, the after-tax costs were as follows: Group Life $1 million; Retirement & Savings $264 million; Non-Medical Health & Other $2 million; Traditional Life $24 million; Variable & Universal Life $12 million; Annuities $22 million; Individual Business - Other $77 million; Auto $1 million; Property $1 million; and Corporate, Other & Eliminations $159 million.

(2) Third quarter 2001 includes costs associated with September 11 tragedies. By segment, the after-tax costs were as follows: Group Life $99 million; Non-Medical Health & Other $83 million; Traditional Life $8 million; Variable & Universal Life $7 million; Auto $1 million; Property $3 million; and Reinsurance $7 million.

                                                                  [METLIFE LOGO]

METLIFE, INC.
2000 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL ("EC")


                                        December 31, 2000      September 30, 2000       June 30, 2000           March 31, 2000
                                        ------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          RBC          EC          RBC        EC          RBC         EC         RBC           EC
----------------------------------------------------------------------------------------------------------------------------------
Institutional Operations
  Group Life                             $ 48        $ 55        $ 63        $ 69        $ 61        $ 67        $ 62        $ 68
  Retirement & Savings                     71          80          58          67          47          56          45          54
  Non-Medical Health & Other               44          51          38          45          40          47          33          40
                                        ------------------------------------------------------------------------------------------
    Total Institutional Operations        163         186         159         181         148         170         140         162
                                        ------------------------------------------------------------------------------------------
Individual Operations
  Traditional Life                        155         132         105          83          98          76         101          79
  Variable & Universal Life                21          16          35          31          23          19          32          28
  Annuities                                25          18          48          42          69          62          60          53
  Other                                    (3)         (4)          6           6           4           5           3           3
                                        ------------------------------------------------------------------------------------------
    Total Individual Operations           198         162         194         162         194         162         196         163
                                        ------------------------------------------------------------------------------------------
Auto & Home
  Auto                                      7           8          22          20          10           8           8           7
  Property                                 24          24         (17)        (16)        (22)        (22)         (7)         (6)
  Other                                     6           6           5           6          (1)          0           7           7
                                        ------------------------------------------------------------------------------------------
    Total Auto & Home                      37          38          10          10         (13)        (14)          8           8
                                        ------------------------------------------------------------------------------------------
International Operations                    3           0           5           2           7           4          11           8

Reinsurance                                25          20          16          11           9           4          22          17

Asset Management                            3           6           9          12          10          13          11          14

Corporate, Other & Eliminations           (25)         (8)         (9)          6          19          35          (9)          7
                                        ------------------------------------------------------------------------------------------
    Total Operating Earnings             $404        $404        $384        $384        $374        $374        $379        $379
                                        ==========================================================================================

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